Filed with the Securities and Exchange Commission on July 31, 2002

                                                               File No. 2-84021
                                                               File No. 811-3749

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 36
                                                      ---
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 37
                                              ---


                          Scudder State Tax Free Trust
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------  ----------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (6l7) 295-1000
                                                           --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/___/     Immediately upon filing pursuant to paragraph (b)
/___/     60 days after filing pursuant to paragraph (a) (1)
/___/     75 days after filing pursuant to paragraph (a) (2)
/ X /     On July 31, 2002 pursuant to paragraph (b)
/___/     On __________________ pursuant to paragraph (a) (3)
/___/     On __________________ pursuant to paragraph (a) (3) of Rule 485.

         If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     SCUDDER
                                                                     INVESTMENTS




                             State Tax Free Income Funds II
                             Class AARP and Class S Shares


Prospectus


--------------------------------------------------------------------------------
                             July 31, 2002
--------------------------------------------------------------------------------


                             Scudder Massachusetts Tax-Free Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

     4  The Fund's Main Investment               16  How to Buy, Sell and
         Strategy                                    Exchange Class AARP Shares

     5  The Main Risks of Investing              18  How to Buy, Sell and
        in the Fund                                  Exchange Class S Shares

     7  The Fund's Performance                   20  Policies You Should Know
        History                                      About

     9  How Much Investors Pay                   25  Understanding Distributions
                                                     and Taxes
    10  Other Policies and Risks

    11  Who Manages and Oversees
        the Fund

    13  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares of the fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                      |  Class AARP     Class S

                                       ticker symbol  |  SMAFX          SCMAX

                                       fund number    |  112            012

  Scudder Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes. It does this by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal and Massachusetts personal income taxes, which may include securities of issuers located outside Massachusetts.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, future contracts and interest rate swaps.



--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES This fund normally invests at least 75% of net assets in municipal securities of the top four grades of credit quality. The fund could put up to 25% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically weigh a number of factors, such as economic outlook and possible interest rate movements, security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in the fund's duration could make it more sensitive to this risk.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Similarly, because the fund isn't diversified and can invest in a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect the fund.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Massachusetts taxpayers who are in a moderate to high tax bracket and who are interested in tax-free income.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Scudder Massachusetts Tax-Free Fund


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


10.84   14.28   -6.19   17.90   4.07    8.54    6.20    -2.28   10.92   4.43

--------------------------------------------------------------------------------
1992     1993    1994    1995   1996    1997    1998     1999   2000    2001
--------------------------------------------------------------------------------

2002 Total Return as of June 30: 5.78%

For the periods included in the bar chart:

Best Quarter: 7.48%, Q1 1995              Worst Quarter: -6.08%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                      1 Year        5 Years         10 Years
--------------------------------------------------------------------------------

Class S
--------------------------------------------------------------------------------
  Return before Taxes                   4.43          5.47             6.64
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                         4.43          5.44             6.57
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                           4.51          5.36             6.43
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                5.13          5.98             6.63
--------------------------------------------------------------------------------

                                      1 Year             Since Inception*
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)        4.58                  7.53
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                5.13                  7.71
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a market value-weighted measure of municipal bonds issued across the United States.

Total returns from 1992 through 1996 would have been lower if operating expenses hadn't been reduced.

* Class AARP shares commenced operations on 10/2/2000. Index comparison begins on 9/30/2000.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.59%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.74
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.15%.

Based on the costs above, this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $76           $237           $411           $918
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities cannot be changed without shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. Temporary investments may be taxable.


o The advisor measures credit quality at the time it buys securities using independent ratings and its own credit analysis. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor


Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.59% of its average daily net assets.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of the fund.

Philip G. Condon                          Rebecca L. Wilson
Managing Director of Deutsche             Vice President of Deutsche
Asset Management and Lead                 Asset Management and Portfolio
Manager of the fund.                      Manager of the fund.
 o  Joined Deutsche Asset                  o  Joined Deutsche Asset
    Management in 1983 and the                Management in 1986 and the
    fund in 1989.                             fund in 1999.
 o  Over 26 years of investment            o  Over 16 years of investment
    industry experience.                      industry experience.
 o  MBA, University of Massachusetts
    at Amherst.

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

Scudder Massachusetts Tax-Free Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended March 31,                                           2002^b   2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $14.32   $13.71
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                           .71      .34
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   (.21)     .61
--------------------------------------------------------------------------------
  Total from investment operations                                .50      .95
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.71)    (.34)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $14.11   $14.32
--------------------------------------------------------------------------------
Total Return (%)                                                 3.58     6.92**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             .74      .76*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               4.91     4.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        30       34
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.

^b As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

Scudder Massachusetts Tax-Free Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended March 31,        2002^b    2001     2000     1999    1998     1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $14.33    $13.61   $14.35   $14.34  $13.72   $13.70
--------------------------------------------------------------------------------
Income (loss) from
investment operations:
  Net investment income        .71       .69      .69      .69     .70      .70
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     (.23)      .72     (.72)     .06     .62      .02
--------------------------------------------------------------------------------
  Total from investment
  operations                   .48      1.41     (.03)     .75    1.32      .72
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.71)     (.69)    (.69)    (.69)   (.70)    (.70)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       --        --     (.02)    (.05)     --       --
--------------------------------------------------------------------------------
  Total distributions         (.71)     (.69)    (.71)    (.74)   (.70)    (.70)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $14.10    $14.33   $13.61   $14.35  $14.34   $13.72
--------------------------------------------------------------------------------
Total Return (%)              3.36     10.65     (.13)    5.29    9.82     5.39
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   483       488      375      420     374      330
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         .74       .76^a    .74      .73     .76      .76
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         .74       .75^a    .74      .73     .76      .76
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                    4.91      4.97     5.03     4.76    4.97     5.12
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     30        34       39       11       8       12
--------------------------------------------------------------------------------

^a The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .75% and .75%, respectively.

^b As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts

                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
--------------------------------------------------------------------------------
By mail or express mail (see below)
                                          Send a personalized investment slip or
o For enrollment forms, call              short note that includes:
  1-800-253-2277
                                          o fund and class name
o Fill out and sign an enrollment form
                                          o account number
o Send it to us at the appropriate
  address, along with an investment check o check payable to "The AARP
                                            Investment Program"
--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
                                            (minimum $50)
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277 (minimum $50)
--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount
  enrollment form and submit it. You        (minimum $50), investments are
  will receive further instructions by      automatic.
  mail.
--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms -- How to     o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  Regular mail: The AARP Investment Program,
  First Investment: PO Box 219735, Kansas City, MO 64121-9735
  Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

  Express, registered or certified mail:
  The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------


$1,000 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
                                          writing; if you're in doubt, see
$50 or more for exchanges between         page 22
existing accounts

--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800- 631-4636 and follow the     o Call 1-800-631-4636 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o name of the fund, class and number
  of shares or dollar amount you want to    of shares or dollar amount you want
  exchange                                  to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST


 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------


$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express mail (see below)
                                          Send a Scudder investment slip or
o Fill out and sign an application        short note that includes:

o Send it to us at the appropriate        o fund and class name
  address, along with an investment
  check                                   o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
                                            (minimum $50)
--------------------------------------------------------------------------------
By phone
--
                                          o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER (minimum $50)
--------------------------------------------------------------------------------
Using QuickBuy
--
                                          o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Regular mail:
  First Investment: Scudder Investments, PO Box 219669, Kansas City, MO
  64121-9669
  Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------


$2,500 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing; if you're in doubt, see
existing accounts                         page 22

--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments
                                            from a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class AARP and Class S shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take 2 or 3 days to be completed and there's a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

For each share class, the price at which you buy shares is the net asset value per share, NAV. To calculate NAV, each shares class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is the NAV.


We typically use market data to value securities. However, when market data isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, a fund's value for a security is likely to be different from the last quoted market price.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders and $2,500 for Class S shareholders; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:


o    Income: declared daily and paid monthly


o Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from the fund are generally tax free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o    capital gains distributions may be taxable

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from the fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AARP Investment Program from
Scudder Investments (Class     Scudder Investments
AARP)                          (Class S)             SEC
-----------------------------------------------------------------------------
PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C. 20549-0102
64121-9735                     64121-9669            www.sec.gov
aarp.scudder.com               myScudder.com         1-202-942-8090
1-800-253-2277                 1-800-SCUDDER




Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, MA 02110-4103

SCUDDER
INVESTMENTS

A Member of                        SEC File Number:
Deutsche Asset Management [LOGO]
                                   Scudder Massachusetts Tax-Free Fund  811-3749

                                                                       SCUDDER
                                                                     INVESTMENTS


                             State Tax-Free Income Funds
                             Advisor Classes A, B and C


       Prospectus


--------------------------------------------------------------------------------
                          |
                          |  Scudder California Tax-Free Income Fund
                          |  January 1, 2002, as revised April 8, 2002, as
                          |  further revised July 31, 2002
                          |
                          |  Scudder Florida Tax-Free Income Fund
                          |  January 1, 2002, as revised April 8, 2002, as
                          |  further revised July 31, 2002
                          |
                          |  Scudder Massachusetts Tax-Free Fund

                          |  July 31, 2002

                          |
                          |  Scudder New York Tax-Free Income Fund
                          | January 1, 2002, as revised April 8, 2002, as | further revised July 31, 2002


      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                   How to Invest in the Funds

     4  Scudder California Tax-Free      40  Choosing a Share Class
        Income Fund
                                         45  How to Buy Shares
     9  Scudder Florida Tax-Free
        Income Fund                      46  How to Exchange or Sell
                                             Shares
    14  Scudder Massachusetts
        Tax-Free Fund                    47  Policies You Should Know
                                             About
    19  Scudder New York Tax-Free
        Income Fund                      53  Understanding Distributions
                                             and Taxes
    24  Other Policies and Risks

    25  Who Manages and Oversees
        the Funds

    27  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal, and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                             |  Class A     Class B     Class C
                              ticker symbol  |  KCTAX       KCTBX       KCTCX
                               fund number   |  009         209         309

  Scudder California Tax-Free Income Fund

  formerly Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from California State and federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and California State income tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for California taxpayers who are in a moderate to high tax bracket and are interested in a long-term income investment that seeks to generate tax-free income.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements

o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.

Scudder California Tax-Free Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  1991         11.42
  1992          8.25
  1993         12.59
  1994         -5.47
  1995         19.48
  1996          2.98
  1997          8.59
  1998          6.02
  1999         -3.70
  2000         12.97


2001 Total Return as of September 30: 4.77%

For the periods included in the bar chart:

Best Quarter: 7.68%, Q1 1995              Worst Quarter: -4.51%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                          1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Class A                     7.89                4.18                 6.34
--------------------------------------------------------------------------------
Class B                     8.70                4.06                 5.97
--------------------------------------------------------------------------------
Class C                    11.94                4.05                 5.74
--------------------------------------------------------------------------------
Index                      11.68                5.84                 7.32
--------------------------------------------------------------------------------


Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.50%           None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*         4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.53%          0.53%         0.53%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25           1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.08           0.13          0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.86           1.66          1.71
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.075%, 0.125% and 0.175% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $534          $712           $905        $1,463
--------------------------------------------------------------------------------
Class B shares                569           823          1,102         1,556
--------------------------------------------------------------------------------
Class C shares                274           539            928         2,019
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $534          $712           $905        $1,463
--------------------------------------------------------------------------------
Class B shares                169           523            902         1,556
--------------------------------------------------------------------------------
Class C shares                174           539            928         2,019
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |  Class A     Class B     Class C
                             ticker symbol  |  KFLAX       KFLBX       KFLCX
                              fund number   |  027         227         327

  Scudder Florida Tax-Free Income Fund

  formerly Kemper Florida Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Florida residents who can invest for the long-term and who are interested in tax-free income.

While the fund will generally seek investments that will permit the fund's shares to be exempt from the Florida intangibles tax, there is no assurance that the exemption will be available. To qualify for the exemption, at least 90% of the fund's assets must be in exempt investments at year end.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements

o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.

Scudder Florida Tax-Free Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992            9.11
1993           13.50
1994           -3.91
1995           18.40
1996            2.70
1997            8.67
1998            5.48
1999           -4.22
2000           11.31


2001 Total Return as of September 30: 5.75%

For the periods included in the bar chart:

Best Quarter: 7.08%, Q1 1995              Worst Quarter: -4.85%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                           1 Year              5 Years         Since Inception*
--------------------------------------------------------------------------------
Class A                     6.30                 3.62                6.36
--------------------------------------------------------------------------------
Class B                     6.62                 3.44                5.90
--------------------------------------------------------------------------------
Class C                     9.74                 3.63                5.93
--------------------------------------------------------------------------------
Index                      11.68                 5.84                7.19
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns for 1993 would have been lower if operating expenses hadn't been reduced.

*  Since 4/25/1991. Index comparison begins 4/30/1991.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.50%           None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*         4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.55%          0.55%         0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25           1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.10           0.15          0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.90           1.70          1.68
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.100%, 0.150% and 0.125% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $538          $724           $926        $1,508
--------------------------------------------------------------------------------
Class B shares                573           836          1,123         1,601
--------------------------------------------------------------------------------
Class C shares                271           530            913         1,987
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $538          $724           $926        $1,508
--------------------------------------------------------------------------------
Class B shares                173           536            923         1,601
--------------------------------------------------------------------------------
Class C shares                171           530            913         1,987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           |  Class A     Class B     Class C
                            ticker symbol  |  SQMAX       SQMBX       SQMCX
                             fund number   |  412         612         712

  Scudder Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes. It does this by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal and Massachusetts personal income taxes, which may include securities of issuers located outside Massachusetts.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.


The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically weigh a number of factors, such as economic outlook and possible interest rate movements, security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 75% of net assets in municipal securities of the top four grades of credit quality. The fund could put up to 25% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in the fund's duration could make it more sensitive to this risk.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Similarly, because the fund isn't diversified and can invest in a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements


o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Massachusetts taxpayers who are in a moderate to high tax bracket and who are interested in tax-free income.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes A, B and C was June 18, 2001. In the bar chart, the performance figures for Class A, prior to its inception, are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.



Scudder Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991           10.54
1992           13.97
1993           -6.45
1994           17.57
1995            3.79
1996            8.24
1997            5.91
1998           -2.55
1999           10.61
2000            4.05


2002 Total Return as of June 30: 5.68%

For the periods included in the bar chart:

Best Quarter: 7.41%, Q1 1995                   Worst Quarter: -6.15%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                  1 Year           5 Years          10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes             -0.63              4.20             5.58
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                   -0.63              4.17             5.78
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                     -0.34              4.16             5.70
--------------------------------------------------------------------------------
Class B (Return before
Taxes)                             0.28              4.16             5.50
--------------------------------------------------------------------------------
Class C (Return before
Taxes)                             3.33              4.36             5.53
--------------------------------------------------------------------------------
Index (reflects no
deductions for fees,
expenses or taxes)                 5.13              5.98             6.63

Index: Lehman Brothers Municipal Bond Index, a market value-weighted measure of municipal bonds issued across the United States.

Total returns for 1992 through 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.50%           None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*         4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.59%          0.59%         0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25           1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.18           0.23          0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.02           1.82          1.79
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.175%, 0.225% and 0.200% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $549          $760           $988        $1,642
--------------------------------------------------------------------------------
Class B shares                585           873          1,185         1,734
--------------------------------------------------------------------------------
Class C shares                282           563            970         2,105
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $549          $760           $988        $1,642
--------------------------------------------------------------------------------
Class B shares                185           573            985         1,734
--------------------------------------------------------------------------------
Class C shares                182           563            970         2,105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           |  Class A     Class B     Class C
                             ticker symbol |  KNTAX       KNTBX       KNTCX
                              fund number  |  026         226         326

  Scudder New York Tax-Free Income Fund

  formerly Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of current income that is exempt from New York State and New York City income taxes and federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and New York State income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City income taxes.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), industrial development bonds, as well as, municipal lease obligations and, to a limited extent, investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. In addition, the fund may use derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts and interest rate swaps.

The portfolio managers look for securities that appear to offer the best total return potential, and normally prefer those that are protected against being called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between 5.5 and 9.5 years.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's duration could make it more sensitive to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.

The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements

o political or legal actions could change the way the fund's dividends are taxed

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.

Scudder New York Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991           13.39
1992            9.43
1993           12.95
1994           -4.95
1995           17.98
1996            2.54
1997            8.89
1998            6.00
1999           -4.15
2000           12.10


2001 Total Return as of September 30: 5.22%

For the periods included in the bar chart:

Best Quarter: 6.44%, Q1 1995              Worst Quarter: -4.47%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                         1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Class A                   7.05                 3.87                 6.50
--------------------------------------------------------------------------------
Class B                   8.21                 3.83                 6.11
--------------------------------------------------------------------------------
Class C                  11.24                 3.99                 6.10
--------------------------------------------------------------------------------
Index                    11.68                 5.84                 7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged market value-weighted measure of municipal bonds issued across the United States.

In both the chart and the table, total returns for 1991 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       4.50%            None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*         4.00%          1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.55%          0.55%          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25           1.00           1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.13           0.18           0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.93           1.73           1.70
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.125%, 0.175% and 0.150% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $541          $733           $942        $1,542
--------------------------------------------------------------------------------
Class B shares                576           845          1,139         1,634
--------------------------------------------------------------------------------
Class C shares                273           536            923         2,009
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $541          $733           $942        $1,542
--------------------------------------------------------------------------------
Class B shares                176           545            939         1,634
--------------------------------------------------------------------------------
Class C shares                173           536            923         2,009
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities exempt from federal and state income tax for each fund cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. Temporary investments may be taxable.


o The advisor measures credit quality at the time it buys securities using independent ratings and its own credit analysis. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor


Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder California Tax-Free Income Fund                    0.53%
---------------------------------------------------------------------
Scudder Florida Tax-Free Income Fund                       0.55%
---------------------------------------------------------------------
Scudder Massachusetts Tax-Free Fund                        0.59%
---------------------------------------------------------------------
Scudder New York Tax-Free Income Fund                      0.55%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder California Tax-Free Income Fund     Scudder Massachusetts Tax-Free Fund

  Philip G. Condon                            Philip G. Condon
  Managing Director of Deutsche Asset         Managing Director of Deutsche
  Management and Co-Manager of the fund.      Asset Management and Lead Manager
  o   Joined Deutsche Asset Management in     of the fund.
      1983 and the fund in 2000.              o   Joined Deutsche Asset
  o   Over 26 years of investment industry        Management in 1983 and the
      experience.                                 fund in 1989.
  o   MBA, University of Massachusetts at     o   Over 26 years of investment
      Amherst.                                    industry experience.
                                              o   MBA, University of
  Eleanor R. Brennan                              Massachusetts at Amherst.
  Senior Vice President of Deutsche Asset
  Management and Co-Manager of the fund.      Rebecca L. Wilson
  o   Joined Deutsche Asset Management in     Vice President of Deutsche Asset
      1995 and the fund in 1999.              Management and Portfolio Manager
  o   Over 16 years of investment industry    of the fund.
      experience.                             o   Joined Deutsche Asset
  o   MS, Drexel College.                         Management in 1986 and the
                                                  fund in 1999.
  Matthew J. Caggiano                         o   Over 16 years of investment
  Vice President of Deutsche Asset                industry experience.
  Management and Portfolio Manager of
  the fund.                                 Scudder New York Tax-Free Income Fund
  o   Joined Deutsche Asset Management in
      1991 and the fund in 1999.              Philip G. Condon
  o   MS, Boston College.                     Managing Director of Deutsche
                                              Asset Management and Co-Manager of
Scudder Florida Tax-Free Income Fund          the fund.
                                              o   Joined Deutsche Asset
  Philip G. Condon                                Management in 1983 and the
  Managing Director of Deutsche Asset             fund in 2000.
  Management and Co-Manager of the fund.      o   Over 26 years of investment
  o   Joined Deutsche Asset Management in         industry experience.
      1983 and the fund in 2000.              o   MBA, University of
  o   Over 26 years of investment industry        Massachusetts at Amherst.
      experience.
  o   MBA, University of Massachusetts at     Ashton P. Goodfield
      Amherst.                                Senior Vice President of Deutsche
                                              Asset Management and Co-Manager of
  Eleanor R. Brennan                          the fund.
  Senior Vice President of Deutsche Asset     o   Joined Deutsche Asset
  Management and Co-Manager of the fund.          Management in 1986 and the
  o   Joined Deutsche Asset Management in         fund in 1999.
      1995 and the fund in 1998.              o   Over 16 years of investment
  o   Over 16 years of investment industry        industry experience.
      experience.                             o   AB, Duke University.
  o   MS, Drexel College.
                                              Eleanor R. Brennan
  Rebecca L. Wilson                           Senior Vice President of Deutsche
  Vice President of Deutsche Asset            Asset Management and Portfolio
  Management and Portfolio Manager of         Manager of the fund.
  the fund.                                   o   Joined Deutsche Asset
  o   Joined Deutsche Asset Management in         Management in 1995 and the
      1986 and the fund in 1998.                  fund in 1999.
  o   Over 16 years of investment industry    o   Over 16 years of investment
      experience.                                 industry experience.
                                              o   MS, Drexell College.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund have been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Massachusetts Tax-Free Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in the applicable fund's annual report (see "Shareholder reports" on the back cover).

Scudder California Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.30    $ 7.10   $ 7.65    $ 7.52   $ 7.31
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .35       .34      .34       .36      .38
--------------------------------------------------------------------------------
  Net realized and unrealized        .30       .20    (.41)       .26      .25
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .65       .54    (.07)       .62      .63
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.35)     (.34)    (.34)     (.36)    (.38)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.14)     (.13)    (.04)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.35)     (.34)    (.48)     (.49)    (.42)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.60    $ 7.30   $ 7.10    $ 7.65   $ 7.52
--------------------------------------------------------------------------------
Total Return (%)^a                  9.15      7.97   (1.07)      8.56     8.78
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            753       767      855       982      979
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     .88^b       .85      .82       .78      .79
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .87^b       .84      .82       .78      .79
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          4.69      4.98     4.60      4.82     5.08
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .87% and .86%, respectively.

Scudder California Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.31    $ 7.11   $ 7.66    $ 7.52   $ 7.32
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .29       .29      .28       .30      .32
--------------------------------------------------------------------------------
  Net realized and unrealized        .30       .20    (.41)       .27      .24
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .59       .49    (.13)       .57      .56
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.29)     (.29)    (.28)     (.30)    (.32)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.14)     (.13)    (.04)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.29)     (.29)    (.42)     (.43)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.61    $ 7.31   $ 7.11    $ 7.66   $ 7.52
--------------------------------------------------------------------------------
Total Return (%)^a                  8.28      7.14   (1.90)      7.79     7.73
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             33        33       37        35       27
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.70^b      1.64     1.65      1.63     1.62
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.69^b      1.63     1.65      1.63     1.62
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.87      4.19     3.75      3.97     4.25
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Scudder California Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.26    $ 7.05   $ 7.60    $ 7.50   $ 7.31
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .29       .29      .28       .30      .32
--------------------------------------------------------------------------------
  Net realized and unrealized        .29       .21    (.41)       .23      .23
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .58       .50    (.13)       .53      .55
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.29)     (.29)    (.28)     (.30)    (.32)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.14)     (.13)    (.04)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.29)     (.29)    (.42)     (.43)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.55    $ 7.26   $ 7.05    $ 7.60   $ 7.50
--------------------------------------------------------------------------------
Total Return (%)^a                  8.19      7.34   (1.91)      7.21     7.59
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             10         5        4         7        2
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.72^b      1.64     1.68      1.62     1.60
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.69^b      1.63     1.68      1.62     1.60
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.85      4.19     3.71      3.98     4.27
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           26        57       62        61       79
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

Scudder Florida Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.85    $ 9.72   $10.62    $10.42   $10.21
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .46       .45      .47       .49      .51
--------------------------------------------------------------------------------
  Net realized and unrealized        .57       .13    (.68)       .35      .33
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.03       .58    (.21)       .84      .84
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.48)     (.45)    (.47)     (.49)    (.51)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.22)     (.15)    (.12)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.48)     (.45)    (.69)     (.64)    (.63)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.40    $ 9.85   $ 9.72    $10.62   $10.42
--------------------------------------------------------------------------------
Total Return (%)^a                 10.77      6.15   (2.13)      8.27     8.37
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             66        70       85       100       99
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     .91^b      1.00      .88       .85      .83
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .89^b       .99      .88       .85      .83
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          4.67      4.80     4.57      4.65     4.92
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           13        21       56        70       87
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .89% and .87%, respectively.

Scudder Florida Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.83    $ 9.71   $10.60    $10.40   $10.19
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .38       .38      .39       .40      .42
--------------------------------------------------------------------------------
  Net realized and unrealized        .56       .12    (.67)       .35      .33
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .94       .50    (.28)       .75      .75
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.39)     (.38)    (.39)     (.40)    (.42)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.22)     (.15)    (.12)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.39)     (.38)    (.61)     (.55)    (.54)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.38    $ 9.83   $ 9.71    $10.60   $10.40
--------------------------------------------------------------------------------
Total Return (%)^a                  9.77      5.32   (2.85)      7.38     7.48
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              6         6        6         6        4
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.79^b      1.77     1.69      1.68     1.65
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.74^b      1.76     1.69      1.68     1.65
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.82      4.03     3.76      3.82     4.10
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           13        21       56        70       87
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

Scudder Florida Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.83    $ 9.71   $10.60    $10.41   $10.20
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .37       .38      .39       .40      .42
--------------------------------------------------------------------------------
  Net realized and unrealized        .56       .12    (.67)       .34      .33
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .93       .50    (.28)       .74      .75
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.38)     (.38)    (.39)     (.40)    (.42)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.22)     (.15)    (.12)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.38)     (.38)    (.61)     (.55)    (.54)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.38    $ 9.83   $ 9.71    $10.60   $10.41
--------------------------------------------------------------------------------
Total Return (%)^a                  9.69      5.34   (2.84)      7.26     7.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             .9         1        1        .7       .6
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.97^b      1.74     1.68      1.69     1.64
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.84^b      1.73     1.68      1.69     1.64
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.73      4.06     3.76      3.81     4.11
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           13        21       56        70       87
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

Scudder Massachusetts Tax-Free Fund -- Class A

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $14.29
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                    .53
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.19)
--------------------------------------------------------------------------------
  Total from investment operations                                         .34
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.53)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.10
--------------------------------------------------------------------------------
Total Return (%)^b                                                      2.34**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.02*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.69*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 30
--------------------------------------------------------------------------------

^a For the period June 18, 2001 (commencement of sales of Class A shares) to
   March 31, 2002.

^b Total return does not reflect the effect of any sales charge.

*  Annualized

** Not annualized

Scudder Massachusetts Tax-Free Fund -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $14.29
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                    .44
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.19)
--------------------------------------------------------------------------------
  Total from investment operations                                         .25
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.44)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.10
--------------------------------------------------------------------------------
Total Return (%)^b                                                      1.76**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.82*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.89*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 30
--------------------------------------------------------------------------------

^a For the period June 18, 2001 (commencement of sales of Class B shares) to
   March 31, 2002.

^b Total return does not reflect the effect of any sales charge.

*  Annualized

** Not annualized

Scudder Massachusetts Tax-Free Fund -- Class C

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $14.29
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                    .44
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.18)
--------------------------------------------------------------------------------
  Total from investment operations                                         .26
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.44)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $14.11
--------------------------------------------------------------------------------
Total Return (%)^b                                                      1.82**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.79*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.92*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 30
--------------------------------------------------------------------------------

^a For the period June 18, 2001 (commencement of sales of Class C shares) to
   March 31, 2002.

^b Total return does not reflect the effect of any sales charge.

*  Annualized

** Not annualized

Scudder New York Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $10.39    $10.22   $11.11    $10.93   $10.66
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .47       .47      .49       .53      .56
--------------------------------------------------------------------------------
  Net realized and unrealized        .64       .17    (.63)       .36      .36
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.11       .64    (.14)       .89      .92
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.47)     (.47)    (.49)     (.53)    (.56)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.26)     (.18)    (.09)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.47)     (.47)    (.75)     (.71)    (.65)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.03    $10.39   $10.22    $11.11   $10.93
--------------------------------------------------------------------------------
Total Return (%)^a                 10.91      6.50   (1.52)      8.44     8.77
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            188       201      236       268      273
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     .94^b       .89      .88       .84      .83
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .92^b       .88      .88       .84      .83
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          4.39      4.68     4.49      4.81     5.15
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           17        26       69        77       92
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .93% and .92%, respectively.

Scudder New York Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $10.40    $10.23   $11.13    $10.94   $10.66
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .39       .38      .39       .44      .47
--------------------------------------------------------------------------------
  Net realized and unrealized        .64       .17    (.64)       .37      .37
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.03       .55    (.25)       .81      .84
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.39)     (.38)    (.39)     (.44)    (.47)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.26)     (.18)    (.09)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.39)     (.38)    (.65)     (.62)    (.56)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.04    $10.40   $10.23    $11.13   $10.94
--------------------------------------------------------------------------------
Total Return (%)^a                 10.07      5.60   (2.44)      7.65     7.96
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             14        12       14        12       10
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.73^b      1.71     1.73      1.67     1.67
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.70^b      1.70     1.73      1.67     1.67
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.60      3.86     3.64      3.98     4.31
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           17        26       69        77       92
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

Scudder New York Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $10.38    $10.21   $11.10    $10.92   $10.65
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .39       .39      .40       .44      .47
--------------------------------------------------------------------------------
  Net realized and unrealized        .64       .17    (.63)       .36      .36
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.03       .56    (.23)       .80      .83
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.39)     (.39)    (.40)     (.44)    (.47)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (.26)     (.18)    (.09)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.39)     (.39)    (.66)     (.66)    (.56)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.02    $10.38   $10.21    $11.10   $10.92
--------------------------------------------------------------------------------
Total Return (%)^a                 10.16      5.64   (2.33)      7.56     7.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              4         4        4         4        3
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.73^b      1.70     1.71      1.67     1.65
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.68^b      1.69     1.71      1.67     1.65
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.62      3.87     3.65      3.98     4.33
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           17        26       69        77       92
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

  How to Invest in the Funds

  The following pages tell you how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


  You can find out more about the topics covered here by speaking with your financial representative or other investment provider.

Choosing a Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 4.50%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual service fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% annual distribution/service fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% annual distribution/service fee
--------------------------------------------------------------------------------

Class A shares


Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                                  Sales charge as a
                         Sales charge as a %        % of your net
Your investment           of offering price          investment
---------------------------------------------------------------------
Up to $100,000                   4.50%                   4.71%
---------------------------------------------------------------------
$100,000-$249,999                3.50                    3.63
---------------------------------------------------------------------
$250,000-$499,999                2.60                    2.67
---------------------------------------------------------------------
$500,000-$999,999                2.00                    2.04
---------------------------------------------------------------------
$1 million or more     See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions



o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                   4.00%
---------------------------------------------------------------------
Second or third year                         3.00%
---------------------------------------------------------------------
Fourth or fifth year                         2.00%
---------------------------------------------------------------------
Sixth year                                   1.00%
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                   1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts

                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
----------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
                                            (minimum $50)
----------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Regular mail:
  First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
  64121-9356
  Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for

                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 49

----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------
With an automatic withdrawal plan
--
                                          o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner)



o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account


o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
-------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING


For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


We typically use market data to value securities. However, when market data isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, a fund's value for a security is likely to be different from the last quoted market price.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o Close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:


o        Income: declared daily and paid monthly


o Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from the funds are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of each fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o          capital gain distributions may be taxable

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                   SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza             Public Reference Section
Chicago, IL 60606-5808                Washington, D.C. 20549-0102
www.scudder.com                       www.sec.gov
(800) 621-1048                        (202) 942-8090

Distributor
Scudder Distributors,
Inc.

222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS                           SEC File Numbers:
                                      Scudder California Tax-Free Income Fund   811-3657
                                      Scudder Florida Tax-Free Income Fund      811-3657
                                      Scudder Massachusetts Tax-Free Fund       811-3749
A Member of                           Scudder New York Tax-Free Income Fund     811-3657
Deutsche Asset Management [LOGO]

                          SCUDDER STATE TAX FREE TRUST

                       Scudder Massachusetts Tax-Free Fund

                             Class S and Class AARP

















                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund dated July 31, 2002, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103, 1-800-SCUDDER and is available along with other related materials on the Securities and Exchange Commission's Internet website (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated March 31, 2002 accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                         Page

INVESTMENT RESTRICTIONS....................................................1

INVESTMENT POLICIES AND TECHNIQUES.........................................2

INVESTMENT ADVISOR........................................................27
   Underwriter............................................................30
   Brokerage Commissions..................................................31
   Administrative Agreement...............................................32
   Legal Counsel..........................................................33
   Fund Accounting Agent..................................................33
   Custodian, Transfer Agent And Shareholder Service Agent................33
   Transfer Agent.........................................................33

PERFORMANCE...............................................................33

PURCHASE AND REDEMPTION OF SHARES.........................................38

PURCHASES.................................................................39

REDEMPTIONS...............................................................41

EXCHANGES.................................................................42

TAXES.....................................................................44

NET ASSET VALUE...........................................................46

OFFICERS AND TRUSTEES.....................................................47

TRUST ORGANIZATION........................................................56
   Other Information......................................................58

FINANCIAL STATEMENTS......................................................58

APPENDIX..................................................................59

                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of Scudder Massachusetts Tax-Free Fund (the "Fund") which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund has elected to be classified as a non-diversified series of an open-end investment company.

A non-diversified fund such as the Fund is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

As a matter of fundamental policy, the Fund will not:

(1) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Under normal circumstances, the Fund will have at least 80% of net assets, plus the amount of any borrowings for investment purposes, invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam).

The following non-fundamental policies may be changed by a vote of the Board of Trustees at any time.

As a matter of non-fundamental policy, the Fund may not:

(1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short; and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts do not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6) lend portfolio securities in an amount greater than 5% of its total assets.

If a percentage restriction is adhered to at the time of purchase, a later increase or decrease in percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation.

             INVESTMENT POLICIES AND TECHNIQUES

The Fund offers five classes of shares to provide investors with different purchase options. The two classes presented in this Statement of Additional Information are Class S and Class AARP. Each class has its own important features and policies. Shares of the AARP class are specially designed for members of the American Association of Retired Persons ("AARP").

The Fund seeks income that is exempt from regular federal income taxes and Massachusetts's personal income taxes. The Fund pursues its objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal income taxes and Massachusetts personal income taxes which may include issuers located outside Massachusetts.

The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts personal income taxes as well as from regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income taxes and federal income taxes it may not be appropriate for all investors and is not available in all states. As described below in "Scudder Massachusetts Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Normally, at least 75% of the municipal securities purchased by the Fund will be rated at the time of purchase investment-grade; that is, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or if unrated, judged by Deutsche Investment Management Americas Inc. (the "Advisor") to be of equivalent quality.

The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Advisor. The Fund may not invest in fixed-income securities rated at the time of purchase below B by Moody's, S&P or Fitch, or, if unrated, their equivalent as determined by the Advisor.

The Fund generally will invest in those Massachusetts municipal securities the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from both Massachusetts personal income taxes and regular federal income taxes. These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.

The Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

Under normal market conditions, the Fund expects 100% of its portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Advisor's opinion, require a defensive position. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the federal alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in securities whose interest income is not treated as a tax preference item for purposes of the federal corporate or individual alternative minimum tax. Fund distributions from interest on certain AMT bonds, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

The Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. The Fund may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Fund's investments. In addition, the Fund may purchase indexed securities and may engage in strategic transactions.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Advisor to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

During the fiscal year ended March 31, 2002, based upon the dollar-weighted average ratings of the portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Advisor to be equivalent to rated securities): 1% CCC and 5% unrated.

Investing in Massachusetts

The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments of Massachusetts issuers. In 1989, Massachusetts experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. All sectors of the economy experienced job losses, including high technology, construction and financial industries. In addition, the economy experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. Massachusetts has shifted to a more service-oriented economy faster than the nation as a whole over the past ten years. The unemployment rate for the Commonwealth was 4.0% in 1997, it fell to 3.3% in 1998, 3.2% in 1999, 2.6% in 2000 and rose to 3.4 % in 2001. The national unemployment rate was 4.9% in 1997, 4.5% in 1998, 4.2% in 1999, 4.0% in 2000 and
4.5% in 2001. During the 1989 to 1991 recession, real income levels declined in Massachusetts. Since 1991, however, real personal per capita income levels in Massachusetts generally have increased faster than the national average.

State Economy. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed in the late 1980s and early 1990s but outpaced that of the nation as a whole in 1997 and 1998. Current economic indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. The unemployment rate for the Commonwealth as of October 2001 was 4.2% compared to a national rate of 5.4%. Per capita personal income in the Commonwealth has shown growth rates of 5.8% in 1997, 6.6% in 1998 and 6.5% in 1999, 7.9% in 2000 and 3.9% in 2001.

Major infrastructure projects are anticipated in the Commonwealth over the next several years. It is currently anticipated that the federal government will assume responsibility for approximately $8.549 billion of the estimated $14.625 billion cost of projects including the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The current estimated date of completion of this project is 2005. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $48.5 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities will be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

Commonwealth spending exceeded revenues in each of the four fiscal years commencing fiscal 1988. In particular, from 1988 to 1990, spending in five major expenditure categories (Medicaid, debt service, public assistance, group health insurance and transit subsidies) grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1988, of $370 million, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

For the fiscal year ended June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to close-out fiscal 1991.

For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

For the fiscal year ended June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

For the fiscal year ended June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

The Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.173 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.327 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than prior official estimate in May, 1996. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995.

The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $179.4 million, bringing the Stabilization Fund balance to approximately $627.1 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. In fiscal 1997, the statutory ceiling on the Stabilization Fund was raised from 5% of total tax revenues to 5% of total budgetary revenues. At the end of fiscal 1997, the Stabilization Fund's balance was $799.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes.

The budgeted operating funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $221.0 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.394 billion. Budgeted revenues and other sources for fiscal 1997 totaled approximately $18.170 billion, including tax revenues of $12.865 billion, an increase of approximately 6.8% over fiscal 1996. Commonwealth budgeted expenditures and other uses in fiscal 1997 totaled $17.949 billion. At the end of fiscal 1997, the Commonwealth showed a year-end cash position of approximately $902.0 million, which did not include the aforementioned Stabilization Fund ending balance of $799.3 million.

The budgeted operating funds of the Commonwealth ended fiscal 1998 with a surplus of revenues and other sources over expenditures and other uses of $798.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.192 billion. Budgeted revenues and other sources for fiscal 1998 totaled approximately $19.8 billion, including tax revenues of $14.026 billion. Commonwealth budgeted expenditures and other uses in fiscal 1998 totaled $19.002 billion. At the end of fiscal 1998, the Commonwealth showed a year-end cash position of approximately $1.499 billion, which did not include the Stabilization Fund's ending balance of $1.159 billion.

The budgeted operating funds of the Commonwealth ended fiscal 1999 with a deficiency of revenues and other sources over expenditures and other uses of $79.7 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.112 billion. Budgeted revenues and other sources for fiscal 1999 totaled approximately $20.165 billion, including tax revenues of $14.292 billion. Commonwealth budgeted expenditures and other uses in fiscal 1999 totaled $20.245 billion. At the end of fiscal 1999, the Commonwealth showed a year-end cash position of approximately $1.242 billion, which did not include the Stabilization Fund's ending balance of $1.389 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2000 with a surplus of revenues and other sources over expenditures and other uses of $173 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.285 billion. Budgeted revenues and other sources for fiscal 2000 totaled approximately $22.6 billion, including tax revenues of $15.7 billion. Commonwealth budgeted expenditures and other uses in fiscal 2000 totaled $22.414 billion. At the end of fiscal 2000, the Commonwealth showed a year-end cash position of approximately $3.618 billion, which did not include the Stabilization Fund's ending balance of $1.608 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2001 with a surplus of revenues and other sources over expenditures and other uses of $725.6 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.011 billion. Budgeted revenues and other sources for fiscal 2001 totaled approximately $22.9 billion, including tax revenues of $16.075 billion. Commonwealth budgeted expenditures and other uses in fiscal 2001 totaled $22.141 billion. At the end of fiscal 2001, the Commonwealth showed a year-end cash position of approximately $931 million, which did not include the Stabilization Fund's ending balance of $1.715 billion.

Beginning in 1989, S&P and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. As of March 2002, the Commonwealth's bonds were rated Aa2 by Moody's, AA- by both S&P and Fitch. From time to time, the rating agencies may further change their ratings.

State Budget. Budgeted revenues and other sources to be collected in fiscal 2002 are estimated to total $21.610 billion. This amount includes estimated fiscal 2002 tax revenues of $14.9 billion. Fiscal 2002 non-tax revenues are projected to total $7.054 billion, and federal reimbursements are projected to increase by approximately $390 million, from $3.974 billion in fiscal 2001 to $4.364 billion in fiscal 2002.

On January 23, 2002, the Acting Governor submitted her proposed budget for the 2003 fiscal year. Budgeted revenues and other sources to be collected in fiscal 2003 are estimated to be $22.6 billion, including estimated fiscal 2003 tax revenues of $15.615 billion. Fiscal 2003 non-tax revenues are projected to total approximately $7.634 billion. Federal reimbursements are projected to increase by approximately $270 million, from an estimated $4.364 billion in fiscal 2002 to $4.635 billion in 2003. The fiscal 2003 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1988 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1990 and 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

In May 1994, the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections were $12.049 billion. Fiscal 1997 tax revenue collections were
$12.865 billion. Fiscal 1998 tax revenue collections were $14.026 billion. Fiscal 1999 tax revenue collections were $14.292 billion. For Fiscal 2000, tax revenue collections were $15.669 billion. Fiscal 2001 tax revenue collections were approximately $16.075 billion. Fiscal 2002 tax revenue collections are estimated to total $14.556 billion. Due to the absence of an enacted fiscal 2003 budget, there is currently no official 2003 revenue estimate; however, the provisional budget estimates fiscal 2003 tax collections to total $15.615 billion.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.

Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

The Commonwealth currently has two types of bonds and notes outstanding: general obligation debt and special obligation debt. General obligation bonds are issued pursuant to Chapter 29 of the Massachusetts General Laws and are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for payment of principal and interest when due. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 2-0 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of 6.86 cents of the
Commonwealth's 21-cent gasoline tax. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable.

Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition 2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.

A statute adopted by voter initiative petition in November, 1990, regulates the distribution of Local Aid to cities and towns. Local Aid payments explicitly remain subject to annual appropriation, and since the enactment of the law, appropriations for Local Aid did not meet the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion, fiscal 1997 expenditures for direct Local Aid were $3.558 billion, fiscal 1998 expenditures for direct Local Aid were $3.949 billion, fiscal 1999 expenditures for Direct Local Aid were $4.310 billion, fiscal 2000 expenditures for

Direct Local Aid were $4.675 billion and fiscal 2001 expenditures for direct Local Aid were $4.969 billion. It is estimated that fiscal 2002 expenditures will total $5.192 billion.

Medicaid. The Medicaid program provides health care to low-income children and families, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50% funded by federal reimbursements.

During fiscal years 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001,  Medicaid
expenditures  were  $3.216  billion,  $3.252  billion,  $3.241  billion,  $3.456 billion, $3.666 billion, $3.856 billion, $4.27 billion and $4.642 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. There was a 6.1% increase from fiscal 1997 to fiscal 1998, a 5.2% increase from fiscal 1998 to fiscal 1999, an 8.7% increase from fiscal 1999 to fiscal 2000 and a projected increase of 9.2% from fiscal 2000 to fiscal 2001. Fiscal 2002 Medicaid expenditures are estimated to be approximately $5.260 billion. The recent growth is due in part to health care reform to expand healthcare coverage.

Fiscal 2000 was projected by the Executive Office for Administration and Finance to be the seventh year with no need for supplemental Medicaid appropriations for current year expenses. Decreased reliance on supplemental appropriations reflects an effective management of Medicaid expenditures by the Commonwealth. Prior to fiscal 1994, substantial Medicaid expenditures were provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. In addition, substantial amounts have been required to cover retroactive settlement of provider payments. Medicaid expenditures for fiscal 1992 of $2.853 billion included $50.0 million for prior year provider settlements. Fiscal 1994 and fiscal 1995 Medicaid expenditures included a total of approximately $123.0 million in retroactive rate settlements funded through the final fiscal 1994 supplemental budget to pay pre-1992 liabilities to hospitals and nursing homes. Fiscal 1996 expenditures included $9.4 million for final settlement of these hospital and nursing home liabilities.

Pensions. The Commonwealth is responsible for the payment of pension benefits for state employees and school teachers throughout the state and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. Total pension expenditures increased at an average annual rate of 8% per year, rising from $751 million in fiscal 1992 to $1.005 billion in fiscal 1996. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system. In fiscal 1997, the pension expenditure was $1.069 billion. In fiscal 1998, the pension expenditure was $1.070 billion. Fiscal 1999 showed a decrease to $990 million; fiscal 2000 decreased further to $986 million. In fiscal 2001, the pension expenditure was $1.040 billion, and $797 million is provisionally budgeted for fiscal 2002.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purpose in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on that Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein and in the prospectus of the Fund.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates. Mortgage prepayments may also be affected by other factors, including general economic conditions, the location, scheduled maturity and the age of the mortgage and other social and demographic conditions.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Certificates Of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or Fitch and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

A portion of the junk bonds acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its non-fundamental policy on borrowing.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P, or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Investment Trust, or one or more future entities for which the Scudder Trust Company acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit backed investments.

Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent
of  creditors,   which   proceedings
could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund will maintain a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. The Fund will enter into a reverse repurchase agreement only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. There is no current intention to invest more than 5% of the Fund's net assets in reverse repurchase agreements.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities with Put Rights. The Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. The actual put will be valued at zero in determining net asset value of the Fund. Where the Fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Fund will not be considered shortened by any put to which such obligation is subject.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as

"puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Fund's net assets are required to be invested in tax-exempt municipal securities, and as limited by the Fund's other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic

Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

          A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

          With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

          The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

          The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

          OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

          Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing.

          If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

          The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

          The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

          General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

          The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

          The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

          Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

          Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

          Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

          The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Tax-exempt Custodial Receipts. Tax-exempt custodial receipts (the "Receipts") evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related  debt  instruments:   (a)  direct  obligations  of  the  U.S.
Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Demand Instruments. The Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure

The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                               INVESTMENT ADVISOR

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for the fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 it introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor was acquired by Deutsche Bank AG.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreement (the "Agreement") for the Fund was approved by the Trustees on February 4, 2002. Shareholders approved the Agreement on March 28, 2002 and it became effective on April 5, 2002. The Agreement will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, the Fund pays the Advisor a fee equal to 0.60% for the first $400 million of average daily net assets, 0.525% on the next $600 million of net assets, and 0.50% of such assets in excess of $1 billion computed and accrued daily and payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For fiscal years ended March 2000 and 2001, the Fund paid fees amounting to $2,372,716 and $2,594,528, respectively. For the fiscal year ended March 31, 2002, the Fund incurred aggregate fees pursuant to its investment advisory agreement of $2,896,929 which was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

The Advisor pays the compensation and expenses of all affiliated Trustees, officers and executive employees of the Trust affiliated with the Advisor and makes available, without expense to the Trust, the services of the Advisor, Trustees, officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities and provides investment advisory, research and statistical facilities.

Under the Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Underwriter

The Trust, on behalf of the Fund has an underwriting agreement with Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated April 5, 2002 will remain in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Trustees on February 4, 2002.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Although the Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

Brokerage Commissions

Allocations of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

34% and 30% for the fiscal years ended March 31, 2001 and 2002.

Administrative Agreement

Effective July 31, 2000, as amended on June 18, 2001, the Fund entered into an administrative services agreement (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an annual administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets for Class AARP and S shares . One effect of this arrangement is to make the Fund's future expense ratio more predictable. However, the Fund will not benefit from economies of scale derived from increases in assets.

In accordance with the Administrative Agreement, for the period from July 31, 2000 to March 31, 2001, the Administrative Fees charged to Class AARP and Class S were as follows:

                                                                             Unpaid at            Unpaid at
                                                                             Year End             Year End
Fund Name                      Year         Class AARP      Class S         Class AARP             Class S
---------                      ----         ----------      -------         ----------             -------

Scudder Massachusetts                          $141         $472,624            $18                $42,464
Tax-Free Fund                  2001

In accordance with the Administrative Agreement, for the fiscal year ended March
31, 2002, the Administrative Fee charged to Class AARP and Class S were as follows:

                                                                             Unpaid at            Unpaid at
                                                                             Year End             Year End
Fund Name                      Year         Class AARP      Class S         Class AARP             Class S
---------                      ----         ----------      -------         ----------             -------

Scudder Massachusetts
Tax-Free Fund                  2002           $2,127        $735,749           $417                $46,383

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by the Fund's Board. The Administrative Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the Independent Trustees. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor, including litigation expenses and extraordinary expenses.

Independent Accountants and Reports to Shareholders. The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional

Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02116, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-8099, serves as legal counsel to the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Prior to the implementation of the Administrative Agreement, the Fund paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended March 31, 2000, the amount charged was $68,895. For the period April 1, 2000 to July 31, 2000, the amount charged to the Fund by SFAC aggregated $22,463, all of which was paid.

These fees are now paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent And Shareholder Service Agent

The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 as custodian for the Fund. State Street Bank and Trust Company has entered into an agreement with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 of the 1940 Act. Pursuant to the Administrative Agreement, the above fees are now paid by the Advisor.

Custodian's fees may be reduced by certain earnings credits in favor of the Fund.

Transfer Agent

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent for the Fund. Prior to the implementation of the Administrative Agreement, the Fund paid Service Corporation an annual fee of $25.00 for each regular account for a shareholder.

The fees incurred and paid by the Fund to Service Corporation for the fiscal year ended March 31, 2000 were $188,229. For the period April 1, 2000 to July 31, 2000, the amount charged to the Fund by Service Corporation aggregated $62,755, all of which was paid. Pursuant to the Administrative Agreement, the above fees are now paid by the Advisor.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

T          =         Average Annual Total Return

P          =         a hypothetical initial investment of $1,000

N          =         number of years

ERV        =         ending redeemable value: ERV is the value, at the end
                     of the applicable  period,  of a hypothetical  $1,000
                     investment made at the beginning of the applicable period


        Average Annual Total Returns for the Period Ended March 31, 2002

                                                              1 Year        5 Years       10 Years    Life of Class
                                                              ------        -------       --------    -------------

                                                              3.36%          5.72%         6.72%           N/A
Scudder Massachusetts Tax-Free Fund -- Class S

                                                              3.58%           N/A           N/A           7.13%*
Scudder Massachusetts Tax-Free Fund -- Class AARP

*        Class AARP shares commenced operations on October 2, 2000.

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVDR

Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions)
                 n         =       number of years
                 ATVDR     =       ending value of a  hypothetical  $1,000
                                   payment made at the  beginning of the 1-,
                                   5-, or 10-year  periods at the end of the 1-,
                                   5-,  or  10-year   periods   (or   fractional
                                   portion), after taxes on fund distributions andredemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVDR

Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions and redemption)
                 n         =       number of years
                 ATVDR     =       ending value of a  hypothetical  $1,000
                                   payment made at the  beginning of the 1-,
                                   5-, or 10-year  periods at the end of the 1-,
                                   5-,  or  10-year   periods   (or   fractional
                                   portion), after taxes on fund distributions but not after taxes on redemptions

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Figures relating to the growth in the total net assets of the Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of the Fund's and classes' performance data.

Yield

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as the Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                         YIELD = 2 [(a-b)/cd + 1)^6 - 1]

Where:


a          =         dividends and interest earned during the period

b          =         expenses accrued for the period (net of reimbursements)

c          =         the average daily number of shares outstanding during
                     the period that were entitled to receive dividends

d          =         the maximum offering price per share on the last day of the period

SEC 30-day yield for the period ended March 31, 2002

                                                                           4.46%
Scudder Massachusetts Tax-Free Fund -- Class S

                                                                           4.46%
Scudder Massachusetts Tax-Free Fund -- Class AARP

Tax-equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                                   Taxpayers with an          would need to    to receive after-tax
                                   effective combined         earn a taxable   income equal to the   for the 30-day
Fund                               marginal tax rate of:      yield of:        tax-free yield of:    period ended
----                               ---------------------      ---------        ------------------    ------------


Scudder   Massachusetts   Tax-Free           41.85%                14.86%              8.64%           March 31, 2002
Fund -- Class S


Scudder   Massachusetts   Tax-Free           41.85%                15.44%              8.98%           March 31, 2002
Fund -- Class AARP

If a Fund's fees or expenses are being waived or absorbed by the Advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

MASSACHUSETTS

Tax Equivalent Yields
2002


                                                                                                     Combined
                                            Combine                                                  and
                                            Massachusetts                    Effective  Effective    Massachusetts
Taxable Income   Effective   Effective      and Federal     Taxable Income   State      Federal      Federal
Single           State Rate  Federal Rate   Tax Bracket     Joint            Rate       Rate         Tax Bracket
------           ----------  ------------   -----------     -----            ----       ----         -----------

 $27,950-67,700     5.30%        27.00%          30.87%      $46,701-112,850    5.30%      27.00%         30.87%
 67,701-141,250     5.30%        30.00%          33.71%      112,851-171,950    5.30%      30.00%         33.71%
 141,251-307,050    5.30%        35.00%          38.45%      171,951-307,050    5.30%      35.00%         38.45%
  over 307,050      5.30%        38.60%          41.85%       over 307,050      5.30%      38.60%         41.85%


                       If your combined federal and state effective tax rate in 2002 is:
                              30.87%              33.71%              38.45%                41.85%

To match these
tax-free yields:       Your taxable investment would have to earn the following yield:

          2.00%                2.89%               3.02%               3.25%                 3.44%


                                       36

          3.00%                4.34%               4.53%               4.87%                 5.16%
          4.00%                5.79%               6.03%               6.50%                 6.88%
          5.00%                7.23%               7.54%               8.12%                 8.60%
          6.00%                8.68%               9.05%               9.75%                10.32%
          7.00%               10.13%              10.56%              11.37%                12.04%
          8.00%               11.57%              12.07%              13.06%                13.76%
          9.00%               13.02%              13.58%              14.62%                15.48%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The Fund may be advertised as an investment choice in Scudder's college planning program.

The Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to the Massachusetts Fund.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

For Class S, the Fund reserves the right, following 60 days' written notice to applicable shareholders, to assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued except upon written request. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss. The Automatic Withdrawal Plan and the Automatic Exchange Plan may not e used for the exchanges of shares held in certificate form.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

                                    PURCHASES

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

Scudder Investors Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

                                   REDEMPTIONS

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                                    EXCHANGES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences and Massachusetts personal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary taxable income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

A portion of the difference between the issue price of zero coupon taxable or tax-exempt securities and their face value ("original issue discount") is considered to be taxable or tax-exempt income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service ("IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code denies exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to federal income tax.

Individual shareholders of the Fund resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from the Fund to the extent such distributions constitute either (1) exempt-interest dividends under Section 852(b)(5) of the Code which the Fund properly identifies as consisting of interest on tax-exempt obligations of the Commonwealth of Massachusetts or its political subdivisions or any agency or instrumentality of the foregoing, or (2) dividends which the Fund properly identifies as attributable to interest on tax-exempt obligations of the United States and its instrumentalities or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam.

Other distributions from the Fund, including those derived from taxable interest income and long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income taxation except for distributions which qualify as capital gain dividends under Section 852(b)(3) of the Code, and are properly identified by the Fund as attributable to the sale of certain Massachusetts obligations issued pursuant to legislation which specifically exempts capital gain on the sale of such obligations from Massachusetts income taxation.

Fund distributions will not be excluded from net income, and shares of a Fund will not be excluded from the net worth of intangible property corporations, for purposes of computing the Massachusetts corporate excise tax.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled is disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a taxable distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a taxable distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor and SIS are as follows:

Scudder State Tax-Free Trust

The following table presents certain  information  regarding the  Non-interested
Trustees for Scudder State Tax-Free Trust as of July 31, 2002. Each Trustee's age as of July 31, 2002 is set forth in parentheses after his or her name.
Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Trust does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Non-interested Trustees

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Henry P. Becton             1990 -         President, WGBH                   48         American Public Television; New
(58)                        present        Educational Foundation                       England Aquarium; Becton
Trustee                                                                                 Dickinson and Company (medical
                                                                                        technology company); Mass
                                                                                        Corporation for Educational
                                                                                        Telecommunications; The A.H.
                                                                                        Belo Company (media company);
                                                                                        Committee for Economic
                                                                                        Development; Concord Academy;
                                                                                        Public Broadcasting Service;
                                                                                        Boston Museum of Science

Dawn-Marie Driscoll (55)    1987 -         President, Driscoll               48         Computer Research Squad;
Trustee                     present        Associates (consulting                       Advisory Board, Center for
                                           firm); Executive Fellow,                     Business Ethics, Bentley
                                           Center for Business                          College; Board of Governors,
                                           Ethics, Bentley College                      Investment Company Institute;
                                                                                        Chairman, ICI Directors
                                                                                        Services Committee

Edgar R. Fiedler            1995 -         Senior Fellow and                 48         None
(73)                        present        Economic Counsellor, The
Trustee                                    Conference Board, Inc.
                                           (not-for-profit business
                                           research organization)

Keith R. Fox                1996 -         Managing Partner, Exeter          48         Facts on File (school and
(48)                        present        Capital Partners (private                    library publisher); Progressive
Trustee                                    equity funds)                                Holding Corporation (kitchen
                                                                                        importer and distributor)

                                       48

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Louis E. Levy               2002 -         Retired; Director of              48         Household International
(69)                        present        certain funds in the                         (banking and finance); ISI
Trustee                                    Deutsche Asset Management                    Family of Funds (registered
                                           Family of Funds                              investment companies)
                                           (formerly, the Flag
                                           Investors Family of
                                           Funds) (registered
                                           investment company)
                                           (1994-present); formerly,
                                           Chairman of the Quality
                                           Control Inquiry
                                           Committee, American
                                           Institute of Certified
                                           Public Accountants
                                           (1992-1998); Director,
                                           Kimberly-Clark
                                           Corporation, retired
                                           2000

Jean Gleason Stromberg      1999 -         Consultant (1997 to               48         The William and Flora Hewlett
(58)                        present        present); prior thereto,                     Foundation
Trustee                                    Director, U.S. General
                                           Accounting Office
                                           (1996-1997); Partner,
                                           Fulbright & Jaworski (law
                                           firm) (1978-1996)

Jean C. Tempel              1994 -present  Managing Partner, First           48         United Way of Mass Bay; Sonesta
(59)                                       Light Capital (venture                       International Hotels, Inc.;
Trustee                                    capital group)                               Labnetics, Inc. (medical
                                                                                        equipment company); Metatomix,
                                                                                        Inc. (database management);
                                                                                        Aberdeen Group (technology
                                                                                        research); Northeastern
                                                                                        University Funds and Endowment
                                                                                        Committee; Connecticut College
                                                                                        Finance Committee; Commonwealth
                                                                                        Institute (not-for-profit
                                                                                        start-up for women's
                                                                                        enterprises); The Reference,
                                                                                        Inc. (IT consulting for
                                                                                        financial services)



                                       49

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Carl W. Vogt                2002 -         Director of certain funds         48         Yellow Corporation (trucking);
(66)                        present        in the Deutsche Asset                        American Science & Engineering
Trustee                                    Management Family of                         (x-ray detection equipment);
                                           Funds (formerly, the Flag                    ISI Family of Funds (registered
                                           Investors Family of                          investment companies); National
                                           Funds) (registered                           Railroad Passenger Corporation
                                           investment companies)                        (Amtrak); formerly, Chairman
                                           (1995-present); Senior                       and Member, National
                                           Partner, Fulbright &                         Transportation Safety Board
                                           Jaworski, L.L.P (law
                                           firm); formerly,
                                           President (interim) of
                                           Williams College
                                           (1999-2000); President,
                                           certain funds in the
                                           Deutsche Asset Management
                                           Family of Funds
                                           (formerly, Flag Investors
                                           Family of Funds)
                                           (registered investment
                                           companies) (1999-2000)

Interested Trustees and Officers**

The following table presents information about each Officer and Interested Trustee of the Fund. Each Officer's and Trustee's age as of July 31, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer and Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

                                                                                         Number of
                              Position(s)                                                Funds/Portfolios    Other
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Directorships
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Held
-------                       ----------     -----------        -------------------      --------            ----

William F. Glavin, Jr.# (43)  President      2000 - present     Managing Director of     83                  Trustee,
                                                                Deutsche Asset                               Crossroads for
                                                                Management                                   Kids, Inc.
                                                                                                             (serves at-risk
                                                                                                             children)

Richard T. Hale##** (57)      Chairman,                         Managing Director of     220                 Director,
                              Trustee and    2002 - present     Deutsche Bank                                Deutsche Global
                                             --------------
                              Vice                              Securities Inc.                              Funds, Ltd.,
                              President                         (formerly Deutsche                           CABEI Fund and
                                                                Banc Alex. Brown Inc.)                       North American
                                                                and Deutsche Asset                           Income Fund;
                                                                Management Americas;                         formerly,
                                                                Director and                                 Director, ISI
                                                                President, Investment                        Family of Funds
                                                                Company Capital Corp.                        (registered
                                                                (registered investment                       investment
                                                                advisor) and Deutsche                        companies)
                                                                Asset Management
                                                                Mutual Funds; Vice
                                                                President, Deutsche
                                                                Asset Management, Inc.

John Millette (39)            Vice           1999 - present     Vice President of        Not Applicable      None
                              President                         Deutsche Asset
                              and Secretary                     Management

Daniel O. Hirsch## (48)       Vice           2002 - present     Managing Director of     Not Applicable      None
                              President                         Deutsche Asset
                              and                               Management; formerly,
                              Assistant                         Principal, BT Alex.
                              Secretary                         Brown Incorporated,
                                                                (Deutsche Banc Alex.
                                                                Brown Inc.)
                                                                (1998-1999); Assistant
                                                                General Counsel,
                                                                United States
                                                                Securities and
                                                                Exchange Commission
                                                                (1993-1998)



                                       51

                                                                                         Number of
                              Position(s)                                                Funds/Portfolios    Other
Name, Address,                Held           Length of          Principal Occupation(s)  in Fund Complex     Directorships
and Age                       with Funds     Time Served*       During Past 5 Years      Overseen            Held
-------                       ----------     -----------        -------------------      --------            ----
Caroline Pearson (40)         Assistant      1997 - present     Managing Director of     Not Applicable      None
                              Secretary                         Deutsche Asset
                                                                Management; formerly,
                                                                Associate, Dechert
                                                                (law firm) (1989-1997)

Gary L. French (51)           Treasurer      2002 - present     Managing Director of     Not Applicable      None
                                                                Deutsche Asset
                                                                Management; formerly,
                                                                President of UAM Fund
                                                                Services, Inc.

John R. Hebble (44)           Assistant      1998 - present     Senior Vice President    Not Applicable      None
                              Treasurer                         of Deutsche Asset
                                                                Management

Thomas Lally (34)             Assistant      2001 - present     Senior Vice President    Not Applicable      None
                              Treasurer                         of Deutsche Asset
                                                                Management

Brenda Lyons (40)             Assistant      1998 - present     Senior Vice President    Not Applicable      None
                              Treasurer                         of Deutsche Asset
                                                                Management

Eleanor R. Brennan (38)      Vice           1999 - present      Senior Vice President     Not Applicable     None
                             President                          of Deutsche Asset
                                                                Management

Philip G. Condon (51)        Vice           1997 - present      Managing Director of      Not Applicable     None
                             President                          Deutsche Asset
                                                                Management

Ashton P. Goodfield (38)     Vice           1999 - present      Senior Vice President     Not Applicable     None
                             President                          of Deutsche Asset
                                                                Management

Rebecca Wilson (40)          Vice           1995 - present      Senior Vice President     Not Applicable     None
                             President                          of Deutsche Asset
                                                                Management

* Length of time served represents the date each Trustee and Officer was first elected to a fund within the Boston Board. This common board of directors/trustees oversees a number of investment companies, including the Trust, managed by the Advisor.

** Mr. Hale and the Fund's officers are considered "interested persons" of the Fund because of their affiliation with the Fund's Advisor.

#        Address:   222  South  Riverside  Plaza,   Chicago,
         Illinois

##       Address:  One South Street, Baltimore, Maryland

Officers Role with Principal  Underwriter:  Scudder Investor
Services, Inc.

John Hebble:                    Assistant Treasurer
Caroline Pearson:               Clerk

Trustees' Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, more than 75% of the Board is comprised of Non-interested Trustees.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Trustees conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings. Furthermore, the Non-interested Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Non-interested Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Non-interested Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Non-interested Trustees regularly meet privately with their counsel and other advisors. In addition, the Noninterested Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the approval of the Fund's current investment management agreement in February 2002, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund.

Board Committees. The Fund's board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry
P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held 2 meetings during the Fund's last fiscal year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts review of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held 3 meetings during the Fund's last fiscal year.

Valuation Committee: This Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The alternate valuation committee members are: Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held 2 meetings during the Fund's last fiscal year.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler, Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held 3 meetings during the Fund's last fiscal year.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration

Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

As noted above, the Trustees conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the Scudder funds as a group during the most recent calendar year.

                                                         Pension or
                                Compensation from    Retirement Benefits
                                  Scudder State      Accrued as Part of    Total Compensation Paid to
Name of Trustee                  Tax-Free Trust*        Fund Expenses            Trustees(3)(5)
---------------                  ---------------        -------------            --------------

Henry P. Becton, Jr.                  $2,141                 $0                     $162,000
Dawn-Marie Driscoll(1)                $2,273                 $0                     $175,000
Edgar R. Fiedler(2)(4)                $2,165                 $0                     $174,666
Keith R. Fox                          $2,144                 $0                     $162,000
Louis E. Levy**                         $0                   $0                      $72,500
Jean Gleason Stromberg                $2,165                 $0                     $161,000
Jean C. Tempel                        $2,154                 $0                     $164,000




                                       54

                                                         Pension or
                                Compensation from    Retirement Benefits
                                  Scudder State      Accrued as Part of    Total Compensation Paid to
Name of Trustee                  Tax-Free Trust*        Fund Expenses            Trustees(3)(5)
---------------                  ---------------        -------------            --------------

Carl W. Vogt**                          $0                   $0                      $62,500



*        Scudder   State   Tax-Free   Trust   consists  of  one  fund:   Scudder
         Massachusetts Tax-Free Fund.

** Louis E. Levy and Carl W. Vogt were newly elected as Trustees, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees received by Ms. Driscoll as Lead Trustee.

(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreements with certain other funds advised by the Advisor.

(3) For each Trustee, except Mr. Levy and Mr. Vogt, total compensation includes compensation for services on the boards of 19 Scudder trusts/corporations comprised of 53 fund/portfolios. For Messrs. Levy and Vogt, the total includes compensation for service on the board of 1 Trust comprised of 20 funds. Messrs. Levy and Vogt currently serve on the boards of 9 DeAM trusts/corporations comprised of 25 funds/corporations.

(4) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees for his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, respectively, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively.

Trustee Fund Ownership

The following sets forth beneficial share ownership for Scudder Massachusetts Tax-Free Fund as of December 31, 2001.

                                                                                  Aggregate Dollar Range of Equity
                                                                                  Securities in All Funds Overseen
                                                                                  or to be Overseen by the Trustees
                                                                                  in Scudder
Name of Trustees                    Dollar Range of Equity Securities in          and Deutsche Bank
----------------                    Scudder Massachusetts Tax Free Fund           Families of Funds
                                    -----------------------------------           -----------------
Henry P. Becton, Jr.                $1 - $10,000                                  Over $100,000
Dawn-Marie Driscoll                 $1 - $10,000                                  Over $100,000
Edgar R. Fiedler                    None                                          Over $100,000
Keith Fox                           None                                          Over $100,000
Richard T. Hale                     None                                          Over $100,000
Louis E. Levy                       None                                          Over $100,000
Jean Gleason Stromberg              None                                          Over $100,000
Jean C. Tempel                      $10,001 - $50,000                             Over $100,000
Carl W. Vogt                        None                                          Over $100,000

As of June 28, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities and Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of June 28, 2002, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below.

Certain accounts for which Deutsche Investment Management Americas Inc. acts as investment advisor owned 3,045,805 shares in the aggregate, or 8.67% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class S as of June 28, 2002. Deutsche Investment Management Americas Inc. may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of June 28, 2002, 2,116,474 shares in the aggregate, or 5.96% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of June 28, 2002, 22,301 shares in the aggregate, or 7.49% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., Stanley and Janice Barron, Trustees for Barron Revocable Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of June 28, 2002, 21,537 shares in the aggregate, or 7.18% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Joseph and Elinor O'Neill, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of June 28, 2002, 16,936 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., Janet Murphy, Trustee for Willett Family Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of June 28, 2002, 7,002 shares in the aggregate, or 5.56% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., for the benefit of William Wise, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of June 28, 2002, all Trustees and Officers of the Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

Securities   Beneficially  Owned:  None  of  the  Noninterested  Trustees  owned securities beneficially of the Advisor, SIS or person directly or indirectly controlling, controlled by or under common control with the Advisor, or SIS.

                               TRUST ORGANIZATION

Organizational Description

The Fund is a non-diversified series of Scudder State Tax Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended from time to time. Such Declaration of Trust was amended and restated on December 8, 1987.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus.

Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate the Fund or any class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, and Class AARP Shares are offered.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder Massachusetts Tax-Free Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Other Information

The CUSIP number of Scudder Massachusetts Tax-Free Fund Class S is 811184-30-8.

The  CUSIP  number  of  Scudder  Massachusetts   Tax-Free  Fund  Class  AARP  is
811184-70-4.

The Fund has a fiscal year ending on March 31.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder Massachusetts Tax-Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated March 31, 2002 and the Semiannual Report to the Shareholders of the Fund dated September 30, 2001, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

                             Ratings of Investments

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                       STATEMENT OF ADDITIONAL INFORMATION



                   Scudder State Tax-Free Trust (the "Trust")
          Scudder Massachusetts Tax-Free Fund (Class A, B and C Shares)
                                  July 31, 2002

                      Scudder State Tax-Free Income Series
        Scudder California Tax-Free Income Fund (Class A, B and C Shares)
         Scudder Florida Tax-Free Income Fund (Class A, B and C Shares)
         Scudder New York Tax-Free Income Fund (Class A, B and C Shares)

                   January 1, 2002, as revised April 8, 2002,
                        as further revised July 31, 2002



               222 South Riverside Plaza, Chicago, Illinois 60606
                                 (800) 621-1048


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus dated January 1, 2002, as revised April 8, 2002, as further revised July 31, 2002 for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, and Scudder New York Tax-Free Income Fund, and July 31, 2002 for Scudder Massachusetts Tax-Free Fund, as amended from time to time. The Prospectus may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission's internet web site (http/www.sec.gov).

The Annual Reports to Shareholders dated March 31, 2002 for Scudder Massachusetts Tax-Free Fund and August 31, 2001 for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund (each a "Fund" and together the "Funds") accompany this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined Prospectus for the Funds.

                                TABLE OF CONTENTS

                                                                                                               Page

INVESTMENT RESTRICTIONS...........................................................................................2


INVESTMENT POLICIES AND TECHNIQUES................................................................................4

INVESTMENT ADVISOR...............................................................................................72
   Administrative Agreement......................................................................................78
   Principal Underwriter and Administrator.......................................................................81
   Rule 12b-1 Plans..............................................................................................82
   Brokerage Commissions.........................................................................................87
   Legal Counsel.................................................................................................89
   Fund Accounting Agent.........................................................................................89
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................89

PERFORMANCE......................................................................................................90

PURCHASE AND REDEMPTION OF SHARES...............................................................................120

PURCHASES.......................................................................................................121

REDEMPTIONS.....................................................................................................126

EXCHANGES.......................................................................................................128

TAXES...........................................................................................................130

NET ASSET VALUE.................................................................................................140

OFFICERS AND TRUSTEES...........................................................................................141

TRUST ORGANIZATION..............................................................................................176

FINANCIAL STATEMENTS............................................................................................183

APPENDIX........................................................................................................184


                             INVESTMENT RESTRICTIONS


Unless specified to the contrary, the following fundamental policies of each Fund may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of such Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund such as the Fund is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

For temporary defensive purposes, a Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

As a matter of fundamental policy, each Fund will not:


(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.





(8) In addition, under normal circumstances, Scudder California Tax-Free Income Fund will have at least 80% of net assets, plus the amount of any borrowings for investment purposes, in California municipal securities whose interest is free from federal income taxes and California personal income taxes.

         In addition, under normal circumstances, Scudder Florida Tax-Free Income Fund will have at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is free from regular federal Florida income taxes. In addition, the fund normally invests at least 80% of net assets in municipal securities and other securities that are exempt from the Florida intangible tax.

         In addition, under normal circumstances, Scudder New York Tax-Free Income Fund will have at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is free from regular federal income taxes and New York State and New York City personal income taxes.

         Under normal circumstances, Scudder Massachusetts Tax-Free Fund will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam.





The following nonfundamental policies may be changed by a vote of the Board of Trustees at any time.

As a matter of nonfundamental policy, each Fund currently may not:


(1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;


(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts do not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(6) lend portfolio securities in an amount greater than 5% of its total assets.


(7) Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund: invest more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                       INVESTMENT POLICIES AND TECHNIQUES


Scudder California Tax-Free Income Fund ("California Fund"), Scudder Florida Tax-Free Income Fund ("Florida Fund"), and Scudder New York Tax-Free Income Fund ("New York Fund"), each a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") and Scudder Massachusetts Tax-Free Fund ("Massachusetts Fund"), a non-diversified series of Scudder State Tax-Free Trust (a "Trust," and collectively with Scudder Tax-Free Income Series, the "Trusts"), are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. California Fund offers the following classes of shares:
Class A, Class B, Class C and Class S shares. Florida Fund offers the following classes of shares: Class A, Class B and Class C shares. New York Fund offers the following classes of shares: Class A, Class B, Class C and Class S shares. Massachusetts Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares. The three classes of shares of each Fund presented in this Statement of Additional Information are Classes A, B and C.

California Fund and New York Fund


Under normal circumstances, as a fundamental investment policy, the California Fund will maintain at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by or on behalf of the State of California, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and California and City personal income taxes ("California Municipal Securities").

Under normal circumstances, as a fundamental investment policy, the New York Fund will maintain at least 80% of its net assets, plus the amount of any borrowings for investment purposes in obligations issued by or on behalf of the State of New York, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and New York State income taxes. In addition, as a nonfundamental policy, the New York Fund will invest under normal circumstances, at least 65% of its total assets in New York municipal securities and other securities the interest on which is exempt from New York City personal income taxes ("New York Municipal Securities" and collectively with the California Municipal Securities, the "Municipal Securities" or "municipal securities").

The Funds may invest in "private activity bonds." The Funds currently do not consider private activity bonds to be Municipal Securities for purposes of the 80% limitation. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. Each Fund is designed for persons who are seeking a high level of income exempt from federal regular income taxes and from personal income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not generally result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds are not appropriate investments for qualified retirement plans and Individual Retirement Accounts.


State Specific Risk Factors

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

California Fund and New York Fund

California Fund and New York Fund invest principally in "Municipal Securities," which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:

o        to refund outstanding obligations

o        to obtain funds for general operating expenses

o        to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on municipal securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Each Fund may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the federal alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the federal individual and corporate alternative minimum tax. Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.


California Fund


California Fund seeks a high level of current income that is exempt from regular federal income taxes and California income taxes. At least 90% of the municipal securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in Strategic Transactions, including derivatives.

As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.


Investing in California


The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Advisor has not independently verified such information, the Advisor has no reason to believe that such information is not correct in all material respects.

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act.

The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates (the "2001 Budget Act"). These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision") and at the time of adoption of the 2001 Budget Act in July, 2001. Those latest estimates projected General Fund revenues in 2000-01 of $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy through the end of calendar year 2000. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties (the "SFEU") balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve however was virtually depleted to provide advances to support the Department of Water Resources power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose.


Fiscal Year 2001-02 Budget


Background. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01 (the "2002 Budget Act"). The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State beginning in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected that General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001 Budget Act. Most of the drop was attributed to reduced personal income tax revenues, reflecting both slower job and wage growth and a severe decline in capital gains and stock option income normally included in personal income tax statistics. Lower corporate earnings were projected to result in a drop in the corporate income tax, while sales taxes were projected to increase slightly.

Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.


Some of the important features of the 2001 Budget Act were the following:


1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.


2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.


3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation-funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

Recent Developments

The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the U.S. as well as the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues, which had already started to appear before September 11. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The Department of Finance has stated that it will update its economic and revenue forecasts for the current 2001-02 fiscal year when the Governor's 2002-03 Budget is released on January 10, 2002.


The most recent economic report from the Department of Finance, issued in October, 2001, excluded any impact from the September 11 attacks. Although California has created more jobs than the rest of the nation in the past year, the report shows a decline in nonfarm employment in the State, with particular weakness in construction and manufacturing, particularly in the high technology sector. Since the May 2001 forecast (on which the 2001-02 Budget Act was based) was completed, General Fund revenues were below forecast by a net amount of $389 million (0.5%) for May and June, 2001 and by $608 million (3.8%) for July through September of the current 2001-02 budget year. These results were a reflection of economic conditions prior to the September 11 events.

Personal income tax revenues comprised $489 million of the $608 million overall revenue shortfall in the first quarter of the current fiscal year. The bulk of the decline in personal income tax revenue was attributable to quarterly estimated payments, including payments related to capital gains and stock option activity. In the second calendar quarter of 2001, the S&P 500 index (an indicator used by the Department of Finance to project capital gains income) averaged 1234, 4.8 percent higher than the assumed level of 1177 used in the May 2001 forecast. From July 1 through September 10, the S&P 500 index averaged 1185 or 3.1 percent below the assumed level of 1222 for the third calendar quarter. However, by the end of the quarter, the index had fallen below 1100. Continued stock market weakness could likely result in further decline in revenues from capital gains and stock options.

In addition, since enactment of the 2001 Budget Act, the Legislature has passed, and the Governor has signed into law, several additional spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02. These reduced revenues and increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion. If there appear to be significant pressures on the current year budget, the Administration may propose budgetary adjustments as part of the 2002-03 Governor's Budget to be released on January 10, 2002.


In preparing the 2002-03 Proposed Budget, the Governor informed all State agencies to prepare 15 percent reduction proposals. Such cuts would not, however, apply to public safety activities or certain other expenditures which are mandatory, such as debt service.

California Energy Matters

Development of the Power Supply Program

In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").


DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.


Financing the Power Supply Program


Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and
(iii) DWR revenues from power sales to Customers aggregating approximately $2.5 billion through October 15, 2001. As of October 15, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures, if needed.


DWR projected that its funds on hand at October 2001 and projected revenues appeared to be sufficient to finance the Power Supply Program on an ongoing basis. This projection was predicated in part on the assumption that timely and favorable CPU action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.

Interim loan requires principal to be repaid in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR, such as requirements that the CPUC take certain of the actions described under "CPUC Action" below by a certain date. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections.

The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds (the "Bonds"). Net proceeds of the Bonds will be required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the Bond sales is uncertain. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the Bonds.


Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of Bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The Bonds are to be limited obligations of DWR payable solely from revenues and other funds held after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. See "CPUC Action" below. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the Bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.


The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

Power Supply Program after 2002

DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by the Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the Bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

CPUC Action

Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August, DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing.

On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E and SCE and a servicing order as to DWR and PG&E pertaining to the Power Supply Program. PG&E applied to the CPUC for and was denied a rehearing of the servicing order pertaining to it and has challenged that order in Bankruptcy court. On September 20, 2001, the CPUC adopted a decision suspending the right of customers to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. The CPUC also adopted an interim rate order for SDG&E. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. On October 4, 2001, DWR filed an application for rehearing of the CPUC's decision vacating an earlier CPUC decision interpreting the CPUC's responsibilities to implement DWR's revenue requirement pursuant to the Power Supply Act.

Currently pending before the CPUC are rate actions pertaining to SCE and PG&E (and, if necessary, SDG&E) and related matters, including the establishment of the portion of retail rates charged to Customers for power being sold by DWR (based upon DWR's revenue requirement). A proposed order approving a rate agreement between DWR and the CPUC with respect to DWR charges was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options. The timing of CPUC approvals or their effective dates may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

Mortgages and Deeds. Certain debt obligations in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. Following Guardino, in this regard, the court held that these "balloting procedures" were constitutional. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area..


Florida Fund


Under normal circumstances, the Florida Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the Fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. The Florida Fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.


Florida Fund seeks a high level of current income exempt from federal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.

As described in Florida Fund's prospectus, the Fund will invest in securities issued by the State of Florida or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of Florida. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to pay interest and repay principal on Florida securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.


Investing in Florida

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries. This trend is expected to continue. Florida's growth was close to three times the national average during the 1980's and about two times the national average during the 1990's. This growth rate raised concerns about the need for resource management and conservation. The growth rate of Florida is expected to remain well above average for the indefinite future. According to the 2000 census report, Florida was the fourth most populous state in the nation with a population of 15 million. This represented an increase of 23.5% over its 1990 population of 12.9 million. In October 2001, Florida's population was approximately 16.5 million and the population is expected to increase another 15% to just over 19 million persons by the year 2010. Increases in State revenues will be necessary to meet the increased burdens on the various public and social services provided by the State of Florida.

Florida's ability to increase revenues and meet the needs of its population will depend in part on its ability to foster business and economic growth as well as to diversify its economy beyond its traditional reliance on agriculture and tourism. The current Florida Department of Labor and Employment Security statistics show that the State's non-farm labor force grew by 2.7% between October 2000 and October 2001, to a total of 7.35 million jobs, a slower rate of growth than occurred the prior year. The growth in Florida's service industry, including health care and business services, adds to the diversification of Florida's economy. Tourism continues to be an important element of Florida's economy. Visit Florida, the State's official tourism marketing agency, reported that over 74 million persons visited the State between July 1, 2000 and June 30, 2001, an increase of about 3 million visitors over the prior year. The number of tourists visiting Florida is affected by such factors as the weather in the northern states, the political and economic climate in foreign countries from which visitors come to Florida (e.g. Canada and South America) and the general state of the U.S. economy. It is still too early to judge the effects of the September 11, 2001 terrorist attacks and the general weakening of the United States economy over the past year on Florida's tourist industry. However, it is generally believed that fewer tourists visited Florida during October and November 2001 then did so during the same period the prior year.


Another important element of Florida's growth is the construction industry. There were 403,000 wage and salaried workers in construction in October 2001. This represents 10,000, or 2.6% more jobs than in October 2000. Construction spending generally, while up over 6% from 2000 to 2001, was expected to drop by about 2% between 2001 and 2002. Single-family housing starts were 162,000 through October of 2001, down slightly from 2000, and were estimated to decline further to 139,1000 in 2002.

In 1992 Florida voters approved a State constitutional amendment referred to as "Save Our Homes." This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.


Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Further, in any given fiscal year state revenues may not grow more than the average annual growth rate in personal income over the prior five-year period. Any excess revenues are transferred to the State's Budget Stabilization Fund until that Fund reaches 10% of the general collections in the prior year. Any monies collected in excess of the 10% limit are to be refunded to taxpayers unless the legislature, by a two-thirds vote of each House, increases the size of the Fund. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and sales and use taxes. These taxes are a major source of funds to meet Florida's expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project. The State legislature has been reducing the ad valorem tax for the past few years, and it now stands at .1%. The tax was scheduled to be eliminated as of January 2002. However, in order to eliminate a State budget shortfall estimated over $1 billion, the tax, at its current rate of .1% has been extended.

The greatest single source of state tax receipts is the sales and use tax. This is projected to amount to $14.36 billion for fiscal year 2000-2001. However, in October 2001, this estimate was reduced to $13.87 billion, and the estimate of revenue from this tax was also reduced for fiscal year 2001-2002 from $15.3 billion to $14.7 billion. The sales and use tax is 6%. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected. In addition, local governments may (by referendum) assess a 1% sales surtax within their county. The State legislature is expected to consider extensive revisions to the State's sales tax for the purpose of increasing the sales tax base.

Florida's 1997 settlement with the tobacco companies, as amended in 1998, is expected to total approximately $13 billion over a 25-year period. The settlement anticipates that Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. In fiscal year 2000-2001 Florida received approximately $750 million from the settlement. The Tobacco Settlement Clearing Trust Fund was created by law effective May 26, 1999, and unencumbered tobacco funds were deposited into the fund and invested by the State Board of Administration. For fiscal year 2000-2001, after transferring some of the funds to its general revenue account and additional funds to cover a deficit in the State's Medicaid expenditures, the Fund showed a $22 million deficit for the year.

Despite Florida's rapid growth and recent acceleration in debt financing, the State's debt burden remains lower than that of other large population states. Net per capita full faith and credit debt payable from state revenues as of June 30, 2000 is $607.69, up from $601.60 on June 30, 1999 and $577.16 on June 30,
1998.

The State's economy should continue to benefit from population growth, economic diversification and an increase in foreign trade. However, these positive economic factors may be offset by the general economic circumstances of the country as a whole and by the effects of the September 11th World Trade Center bombings.

As of December 2000, the State's general obligation debt was rated Aa2 by Moody's and AA+ by S&P, the same ratings as at December 1999.

New York Fund


New York Fund seeks a high level of current income exempt from New York State and New York City personal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in Strategic Transactions, including derivatives.

Portfolio Maturity. There are market and investment risks with any security and a Fund's return and net asset value will fluctuate over time. Normally, the value of a Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of any Fund will be achieved.

The maturity of a security held by a Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that a security will be treated as having a maturity earlier than its stated maturity date if it has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Fund's Advisor, will result in the security being valued in the market as though it has the earlier maturity. Intermediate-term securities generally are more stable and less susceptible to changes in market value than longer-term securities although they in most cases offer lower yields than securities with longer maturities. A Fund may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities.


Investing in New York


As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Special Considerations Relating to New York Municipal Obligations

Some of the  significant  financial  considerations  relating  to the  New  York
Tax-Free Income Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was November 8, 2001. The Division of the Budget (DOB) cautions that the estimates in this update to the Annual Information Statement related to the World Trade Center disaster are preliminary and subject to significant revisions as more information becomes known. The State of New York will continue to revise its current spending and revenue estimates in future Financial Plan Updates as the fiscal and economic impact of the attacks becomes clearer.


Recent Events. DOB expects the terrorist attacks of September 11, 2001 will depress, at least temporarily, the expected growth in State tax receipts. DOB projects that the loss of State tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by Legislative actions in October 2001 that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor of New York (the "Governor") has outlined a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the City, and (e) a national economy in recession. Prior to the World Trade Center disaster, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.

The State and City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks.

In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-State lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.

The State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.


The ramifications of the terrorist attack in New York raise many complex issues related to State finances. DOB expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.


The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the 2001-02 Financial Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's wartime preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.


The United States Congress is currently contemplating an economic stimulus package. If enacted, certain components of the package may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth in this update to the Annual Information Statement. In the past, the State has taken management actions to address potential financial plan shortfalls, and has begun to take similar actions now to avoid adverse variances in its projections for the current fiscal year.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. DOB now believes that the U.S. economy is in recession and will be through early 2002. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses.

DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

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

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02 Executive Budget, as amended, projected budget gaps of $2.49 billion in 2002-03. DOB's current analysis suggests that this gap may increase by $2 billion to $6 billion as a result of the terrorist attacks. The current analysis does not reflect the impact of actions proposed by the Governor, including a hiring freeze, early retirement incentives, and other measures, that are intended to save $3 billion over the next eighteen months.

The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.


The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.09 billion, an increase of $2.21 billion, over 2000-01. The World Trade Center disaster is expected to have a profoundly negative impact on the New York economy which will result in a significant, previously unanticipated drain on tax receipts of $1.63 billion. This loss is partially offset by legislative action in October to eliminate the negative impact on receipts from the Tennessee Gas Pipeline court case. General Fund disbursements, including transfers to other funds, are projected to grow to $41.97 billion, an increase of $2.28 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.

Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

The 2001-02 Financial Plan projects a closing balance in the General Fund of $1.22 billion, comprised of $1.48 billion in new reserve for economic uncertainties; $19 million in undesignated reserves to cover projected revenue short falls in fiscal year 2001-02 related to the World Trade Center attacks; $627 million in the Tax Stabilization Reserve Fund ("TSRF"); $281 million in undesignated reserves; $151 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks); $142 million in the Community Projects Fund ("CPF") (which finances legislative initiatives); and $14 million in the Universal Pre-Kindergarten Fund.

For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).


Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.


Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).


The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.


An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.


The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.


The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.


Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.


Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (8) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.


Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. As of October 24, 2001, the President had released about $2.5 billion of emergency funds for the City and the State, including $2 billion for emergency response and debris removal, and has submitted legislation to Congress for an additional $6.3 billion of emergency funds for the City and the State, including $2.1 billion for debris removal, $1.75 billion for subway and road repair, and $1 billion for building repairs. The amount of City costs resulting from the September 11 attack is expected to substantially exceed the amount of federal aid and State resources that, as of October 24, 2001, have been identified by the federal and State governments as available for these purposes. The City has preliminarily estimated that expenditures related to the September 11 attack will be $11.41 billion for: the police, fire and sanitation department and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiative and other City costs. The State and the City are seeking up to $54 billion of federal resources to compensate for expenditures related to the September 11 attack, to provide for essential services and to stimulate the State economy. The State and City request includes $34 billion (less insurance) for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build in lower Manhattan and retain employees in the State, federal aid for costs of health coverage, unemployment insurance and worker's compensation and funding for various State transportation projects.


Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.


Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25,


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

1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. However, the national economy began to slow in late 2000, and the City's economy has slowed somewhat in 2001. In addition, Wall Street profitability in 2001 is projected to be below the record level set in 2000, and the City enacted additional tax reductions. Thus, the City's revenue is expected to decline during its 2001-02 fiscal year.


Based on preliminary estimates released October 9, 2001, which are subject to revision as additional information becomes available, the City's Office of Management and Budget has prepared a preliminary update to the Financial Plan for fiscal year 2002 to reflect developments since the publication of the Financial plan on June 13, 2001. The June 2001 Financial Plan projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in 2003, $2.6 billion in 2003, and $2.2 billion in 2005. The Preliminary Update projects a possible budget gap of $1.63 billion for fiscal year 2002, which reflects, among other things, preliminary projected tax revenue shortfalls, as a result of the September 11 attack, totaling $1 billion. The Preliminary 2002 Update also sets forth gap-closing actions totaling $1.63 billion for fiscal year 2002, which includes the Mayor setting aside $1 billion from the City's expense budget as a reserve, which will not be available for agency spending.


New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Massachusetts Fund


Massachusetts Fund seeks income that is exempt from regular federal income taxes and Massachusetts personal income taxes. The Fund pursues its objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal income taxes and Massachusetts personal income taxes which may include issuers located outside Massachusetts.

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

The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts personal income taxes as well as from regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income taxes and federal income taxes it may not be appropriate for all investors and is not available in all states. As described below in "Scudder Massachusetts Tax-Free Fund's Investments," the Fund may also invest in taxable obligations.

Normally, at least 75% of the municipal securities purchased by the Fund will be rated at the time of purchase investment-grade, that is, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch, or if unrated, judged by the Advisor to be of equivalent quality.


The Fund may invest up to 25% of its total assets in fixed-income securities rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Advisor. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.


The Fund generally will invest in those Massachusetts municipal securities the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from both Massachusetts personal income taxes and regular federal income taxes. These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.


The Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.


Under normal market conditions, the Fund expects 100% of its portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized.

The Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Advisor's opinion, require a defensive position. It is impossible to accurately predict how long such alternative strategies may be utilized.





The Fund may also invest up to 20% of its net assets in municipal securities the interest income from which is taxable or subject to the federal alternative minimum tax ("AMT bonds"). Normally, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in securities whose interest income is not treated as a tax preference item for purposes of the federal individual or corporate alternative minimum tax. Fund distributions from interest on certain AMT bonds, such as private activity bonds, will be a preference item for purposes of calculating federal individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.


The Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. The Fund may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Fund's investments. In addition, the Fund may purchase indexed securities and may engage in strategic transactions.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Advisor, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Advisor to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.


During the fiscal year ended March 31, 2002, based upon the dollar-weighted average ratings of the portfolio holdings at the end of each month during that period, the Fund had the following percentage of its net assets invested in debt securities rated below investment-grade (or if unrated, considered by the Advisor to be equivalent to rated securities): 1% CCC and 5% unrated.




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                                       33
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                                       34
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                                       35
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Investing in Massachusetts

The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.




The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments of Massachusetts issuers. In 1989, Massachusetts experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. All sectors of the economy experienced job losses, including high technology, construction and financial industries. In addition, the economy experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. Massachusetts has shifted to a more service-oriented economy faster than the nation as a whole over the past ten years. The unemployment rate for the Commonwealth was 4.0% in 1997, it fell to 3.3% in 1998, 3.2% in 1999, 2.6% in 2000 and rose to 3.4% in 2001. The national unemployment rate was 4.9% in 1997, 4.5% in 1998, 4.2% in 1999, 4.0% in 2000 and
4.5% in 2001. During the 1989 to 1991 recession, real income levels declined in Massachusetts. Since 1991, however, real personal per capita income levels in Massachusetts generally have increased faster than the national average.

State Economy. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth slowed in the late 1980s and early 1990s but outpaced that of the nation as a whole in 1997 and 1998. Current economic indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. The unemployment rate for the Commonwealth as of October 2001 was 4.2% compared to a national rate of 5.4%. Per capita personal income in the Commonwealth has shown growth rates of 5.8% in 1997, 6.6% in 1998, 6.5% in 1999, 7.9% in 2000 and 3.9% in 2001.

Major infrastructure projects are anticipated in the Commonwealth over the next several years. It is currently anticipated that the federal government will assume responsibility for approximately $8.549 billion of the estimated $14.625 billion cost of projects including the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The current estimated date of completion of this project is 2005. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $48.5 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities will be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.


The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.


Commonwealth spending exceeded revenues in each of the four fiscal years commencing fiscal 1988. In particular, from 1988 to 1990, spending in five major expenditure categories (Medicaid, debt service, public assistance, group health insurance and transit subsidies) grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1988, of $370 million, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

For the fiscal year ended June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to closeout fiscal 1991.

For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

For the fiscal year ended June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

For the fiscal year ended June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues collected in fiscal 1995 totaled $16.387 billion, approximately

$837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

The Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.173 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.327 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than prior official estimate in May, 1996. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995.

The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $179.4 million, bringing the Stabilization Fund balance to approximately $627.1 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. In fiscal 1997, the statutory ceiling on the Stabilization Fund was raised from 5% of total tax revenues to 5% of total budgetary revenues. At the end of fiscal 1997, the Stabilization Fund's balance was $799.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes.

The budgeted operating funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $221.0 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.394 billion. Budgeted revenues and other sources for fiscal 1997 totaled approximately $18.170 billion, including tax revenues of $12.865 billion, an increase of approximately 6.8% over fiscal 1996. Commonwealth budgeted expenditures and other uses in fiscal 1997 totaled $17.949 billion. At the end of fiscal 1997, the Commonwealth showed a year-end cash position of approximately $902.0 million, which did not include the aforementioned Stabilization Fund ending balance of $799.3 million.

The budgeted operating funds of the Commonwealth ended fiscal 1998 with a surplus of revenues and other sources over expenditures and other uses of $798.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.192 billion. Budgeted revenues and other sources for fiscal 1998 totaled approximately $19.8 billion, including tax revenues of $14.026 billion. Commonwealth budgeted expenditures and other uses in fiscal 1998 totaled $19.002 billion. At the end of fiscal 1998, the Commonwealth showed a year-end cash position of approximately $1.4999 billion, which did not include the Stabilization Fund's ending balance of $1.159 billion.





The budgeted operating funds of the Commonwealth ended fiscal 1999 with a deficiency of revenues and other sources over expenditures and other uses of $79.7 million and aggregate ending fund balances of in the budgeted operating funds of the Commonwealth of approximately $2.112 billion. Budgeted revenues and other sources for fiscal 1999 totaled approximately $20.165 billion, including tax revenues of $14.292 billion. Commonwealth budgeted expenditures and other uses in fiscal 1999 totaled $20.245 billion. At the end of fiscal 1999, the Commonwealth showed a year-end cash position of approximately $1.242 billion, which did not include the Stabilization Fund's ending balance of $1.389 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2000 with a surplus of revenues and other sources over expenditures and other uses of $173 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.285 billion. Budgeted revenues and other sources for fiscal 2000 totaled approximately $22.6 billion, including tax revenues of $15.7 billion. Commonwealth budgeted expenditures and other uses in fiscal 2000 totaled $22.414 billion. At the end of fiscal 2000, the Commonwealth showed a year-end cash position of approximately $3.618 billion, which did not include the Stabilization Fund's ending balance of $1.608 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2001 with a surplus of revenues and other sources over expenditures and other uses of $725.6 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.011 billion. Budgeted revenues and other sources for fiscal 2001 totaled approximately $22.9 billion, including tax revenues of $16.075 billion. Commonwealth budgeted expenditures and other uses in fiscal 2001 totaled $22.141 billion. At the end of fiscal 2001, the Commonwealth showed a year-end cash position of approximately $931 million, which did not include the Stabilization Fund's ending balance of $1.715 billion.

Beginning in 1989, S&P and Moody's lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. As of March 2002, the Commonwealth's bonds were rated Aa2 by Moody's, AA- by both S&P and Fitch. From time to time, the rating agencies may further change their ratings.





State Budget. Budgeted revenues and other sources to be collected in fiscal 2002 are estimated to total $21.610 billion. This amount includes estimated fiscal 2002 tax revenues of $14.9 billion. Fiscal 2002 non-tax revenues are projected to total $7.054 billion, and federal reimbursements are projected to increase by approximately $390 million, from $3.974 billion in fiscal 2001 to $4.364 billion in fiscal 2002.

On January 23, 2002, the Acting Governor submitted her proposed budget for the 2003 fiscal year. Budgeted revenues and other sources to be collected in fiscal 2003 are estimated to be $22.6 billion, including estimated fiscal 2003 tax revenues of $15.615 billion. Fiscal 2003 non-tax revenues are projected to total approximately $7.634 billion. Federal reimbursements are projected to increase by approximately $270 million, from an estimated

$4.364 billion in fiscal 2002 to $4.635 billion in 2003. The fiscal 2003 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1989 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1990 and 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

In May 1994, the Chairpersons of the House and Senate Ways and Means Committees and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections were $12.049 billion. Fiscal 1997 tax revenue collections were $12.865 billion. Fiscal 1998 tax revenue collections were $14.026 billion. Fiscal 1999 tax revenue collections were $14.292 billion. For Fiscal 2002, tax revenue collections were $15.669 billion. Fiscal 2001 tax revenue collections were approximately $16.075 billion. Fiscal 2002 tax revenue collections are estimated to total $14.556 billion. Due to the absence of an enacted fiscal 2003 budget, there is currently no official fiscal 2003 revenue estimate; however, the provisional budget estimates fiscal 2003 tax collections to total $15.615 billion.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.


Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.


The Commonwealth currently has two types of bonds and notes outstanding: general obligation debt and special obligation debt. General obligation bonds are issued pursuant to Chapter 29 of the Massachusetts General Laws and are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for payment of principal and interest when due. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 2-0 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of 6.86 cents of the
Commonwealth's 21-cent gasoline tax. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable.

Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition 2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.


A statute adopted by voter initiative petition in November, 1990, regulates the distribution of Local Aid to cities and towns. Local Aid payments explicitly remain subject to annual appropriation, and since the enactment of the law, appropriations for Local Aid did not meet the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for Direct Local Aid were $2.976 billion. Fiscal 1996 expenditures for Direct Local Aid were $3.246 billion, fiscal 1997 expenditures for Direct Local Aid were $3.558 billion, fiscal 1998 expenditures for Direct Local Aid were $3.949 billion, fiscal 1999 expenditures for Direct Local Aid were $4.310 billion, fiscal 2000 expenditures for Direct Local Aid were $4.675 billion and fiscal 2001 expenditures for Direct Local Aid were $4.969 billion. It is estimated that fiscal 2002 expenditures will total $5.192 billion.

Medicaid. The Medicaid program provides health care to low-income children and families, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50% funded by federal reimbursements.




During fiscal years 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001,  Medicaid
expenditures  were  $3.216  billion,  $3.252  billion,  $3.241  billion,  $3.456 billion, $3.666 billion, $3.856 billion, $4.27 billion and $4.642 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. There was a 6.1% increase from fiscal 1997 to fiscal 1998, a 5.2% increase from fiscal 1998 to fiscal 1999, an 8.7% increase from fiscal 1999 to fiscal 2000 and a projected increase of 9.2% from fiscal 2000 to fiscal 2001. Fiscal 2002 Medicaid expenditures are estimated to be approximately $5.260 billion. The recent growth is due in part to health care reform to expand healthcare coverage.

Fiscal 2000 was projected by the Executive Office for Administration and Finance to be the seventh year with no need for supplemental Medicaid appropriations for current year expenses. Decreased reliance on supplemental appropriations reflects an effective management of Medicaid expenditures by the Commonwealth. Prior to fiscal 1994, substantial Medicaid expenditures were provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. In addition, substantial amounts have been required to cover retroactive settlement of provider payments. Medicaid expenditures for fiscal 1992 of $2.853 billion included $50.0 million for prior year provider settlements. Fiscal 1994 and fiscal 1995 Medicaid expenditures included a total of approximately $123.0 million in retroactive rate settlements funded through the final fiscal 1994 supplemental budget to pay pre-1992 liabilities to hospitals and nursing homes. Fiscal 1996 expenditures included $9.4 million for final settlement of these hospital and nursing home liabilities.

Pensions. The Commonwealth is responsible for the payment of pension benefits for state employees and schoolteachers throughout the state and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. Total pension expenditures increased at an average annual rate of 8% per year, rising from $751 million in fiscal 1992 to $1.005 billion in fiscal 1996. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system. In fiscal 1997, the pension expenditure was $1.069 billion. In fiscal 1998, the pension expenditure was $1.070 billion. Fiscal 1999 showed a decrease to $990 million; fiscal 2000 decreased further to $986 million. In fiscal 2001, the pension expenditure was $1.040 billion and $797 million is provisionally budgeted for fiscal 2002.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche

Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for each Fund based on its investment restrictions, as described herein and in the applicable prospectus of each Fund.





Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. Each Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund's limitation on investments in illiquid securities.

Certificates Of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issues to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.,





High Yield/High Risk Bonds. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Investment Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

A portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

Each Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.


Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. Each Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its nonfundamental policy on borrowing.

Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P, or Fitch, or judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its net asset value ("NAV") could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Investment Trust, or one or more future entities for which the Scudder Trust Company acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that such Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Indexed Securities. A Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit backed investments.

Loan Participations and Assignments. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). A Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing a Fund's portfolio and calculating its net asset value.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the particular Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

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                                       54

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage

REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. A Fund will maintain a segregated account, in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. A Fund will enter into a reverse repurchase agreement only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. There is no current intention to invest more than 5% of a Fund's net assets in reverse repurchase agreements.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities with Put Rights. Each Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, as amended, and with commercial banks.

The right of a Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although a Fund may sell the underlying securities to a third party at any time. If necessary and advisable, a Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). A Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

A Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of a Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Each Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a Fund of the underlying security. The actual put will be valued at zero in determining net asset value of a Fund. Where a Fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by a Fund will not be considered shortened by any put to which such obligation is subject.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.




Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolios, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Manager's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a

Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
         Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

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

         A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

         General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management
         (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

         Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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

         Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Manager. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Tax-Exempt Custodial Receipts. Tax-exempt custodial receipts (the "Receipts") evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of a Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, a Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related  debt  instruments:   (a)  direct  obligations  of  the  U.S.
Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Demand Instruments. A Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. Each Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


Master/feeder Fund Structure

The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or

                               INVESTMENT ADVISOR

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"), DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes a Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 it introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of a Fund and to provide oversight of the management of a Fund.

Pursuant to a separate investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as directors/trustees or officers of a Fund if elected to such positions.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analysis of its own research department.


Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Fund.

The current investment management agreements (the "Agreements") for each Fund were approved by the Trustees on February 4, 2002. Shareholders approved the Agreements on March 28, 2002 and they became effective on April 5, 2002. Each Agreement will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and what portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to such Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the applicable Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.

Under each Fund's management agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Under its Agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the applicable Fund with respect thereto.


California Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% of 1% on the first $250 million of average daily net assets, 0.520% of 1% on the next $750 million, 0.500% of 1% on the next $1.5 billion, 0.480% of 1% on the next $2.5 billion, 0.450% of 1% on the next $2.5 billion, 0.430% of 1% on the next $2.5 billion, 0.410% of 1% on the next $2.5 billion, and 0.400% of 1% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $5,174,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $4,239,099. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $4,451,538, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Florida Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $563,,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $454,274. For the fiscal year ended August 31,

2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $404,352, which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

New York Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.55% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,505,000. For the fiscal year ended August 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $1,242,994. For the fiscal year ended August 31, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,355,595, which was equivalent to an annual rate of 0.55% of the Fund's average daily net assets.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Massachusetts Fund


Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.60% for the first $400 million of average daily net assets, 0.525% on the next $600 million, and 0.50% of such net assets in excess of $1 billion computed and accrued daily and payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For fiscal years ended March 31, 2000 and 2001, the Fund paid fees amounting to $2,372,716 and $2,594,528, respectively. For the fiscal year ended March 31, 2002, the Fund incurred aggregate fees pursuant to its investment advisory agreement of $2,896,929 which was equivalent to an effective annual rate of 0.59% of the Fund's average daily net assets.

With regard to Massachusetts Fund, the investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

AMA InvestmentLink(SM) Program -- Massachusetts Fund

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Administrative Agreement


Effective June 18, 2001, each Fund (and in the case of Massachusetts Fund, Class A, B and C shares) entered into an administrative services agreement (the "Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.075% for California Fund, 0.100% for Florida Fund, 0.125% for New York Fund and 0.175% for Massachusetts Fund for Class A, 0.125% for California Fund, 0.150% for Florida Fund, 0.175% for New York Fund and 0.225% for Massachusetts Fund for Class B, 0.175% for California Fund, 0.125% for Florida Fund, 0.150% for New York Fund and 0.200% for Massachusetts Fund for Class C of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

For California Fund, for the period June 18, 2001 through August 31, 2001, the Administrative Fee charged to Class A, Class B and Class C was as follows:

                                                          Unpaid at            Unpaid at           Unpaid at
                                                       August 31, 2001       August 31,2001      August 31,2001
Class A                   Class B    Class C               Class A              Class B             Class C
-------                   -------    -------               -------              -------             -------

$113,224                  $8,322      $2,724              $51,207               $3,747              $1,552

For Florida  Fund,  for the period June 18, 2001 through  August 31,  2001,  the
Administrative Fee charged to the Class A, Class B and Class C was as follows:

                                                     Unpaid at         Unpaid at August    Unpaid at August
                                                  August 31, 2001          31, 2001            31, 2001
Class A            Class B         Class C            Class A              Class B             Class C
-------            -------         -------            -------              -------             -------

$13,312            $1,790            $206              $5,034                $674                $80

For New York Fund,  for the period June 18, 2001 through  August 31,  2001,  the
Administrative Fee charged to the Class A, Class B and Class C was as follows:

                                                      Unpaid at         Unpaid at August    Unpaid at August
                                                   August 31, 2001          31, 2001            31, 2001
Class A            Class B         Class C            Class A              Class B             Class C
-------            -------         -------            -------              -------             -------

 $4,781            $1,172          $56,989             $2,165                $535              $25,377



                                       79

For Massachusetts  Fund for the period June 18, 2001 through March 31, 2002, the
Administrative Fee charged to Class A, Class B and Class C was as follows:

                                                     Unpaid at            Unpaid at           Unpaid at
                                                   March 31, 2002       March 31, 2002      March 31, 2002
Class A            Class B         Class C            Class A              Class B             Class C
-------            -------         -------            -------              -------             -------

 $3,284            $1,551           $350               $570                 $383                 $83

Prior to the implementation of the Administrative Fee, the service fees paid are set forth below:

                                                                       Service Fees Paid by         Service Fees Paid
                                                                           Administrator             by Administrator
                                                                             to Firms                       to
                                    Service Fees Paid by Fund                --------                Affiliated Firms
                                    -------------------------                                        ----------------
                    Fiscal
Fund                 Year       Class A       Class B      Class C
----                 ----       -------       -------      -------

California           2000    $1,677,000      $82,000     $12,000            $1,704,000                      $0
Florida              2000     $172,000       $15,000      $3,000             $186,000                     $1,000
New York             2000     $420,000       $32,000      $8,000             $457,000                     $7,000


                                                                          Total Service Fees      Service Fees Paid
                                                                               Paid by            by Administrator
                                           Administrative                   Administrator                to
                                     Service Fees Paid by Fund                 to Firms           Affiliated Firms
                                     -------------------------                 --------           ----------------
                    Fiscal
Fund                 Year       Class A       Class B        Class C
----                 ----       -------       -------        -------

California           1999     $1,759,174       $93,621      $12,294           $1,864,829                    $0
Florida              1999       $185,832       $16,590       $2,413             $204,834                    $0
New York             1999       $497,646       $33,337      $10,330             $541,216                    $0

                                                                          Total Service Fees      Service Fees Paid
                                                                               Paid by            by Administrator
                                           Administrative                   Administrator                to
                                     Service Fees Paid by Fund                 to Firms           Affiliated Firms
                                     -------------------------                 --------           ----------------
                    Fiscal
Fund                 Year       Class A       Class B        Class C
----                 ----       -------       -------        -------

California           1998     $1,708,000      $76,000       $9,000            $1,806,000                    $0
Florida              1998       $178,000      $14,000       $1,000              $193,000                    $0
New York             1998       $490,000      $28,000       $8,000              $523,000               $16,000



Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the independent trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent directors/trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement for Class B and Class C shares, including the payment of any commissions. SDI bears all of its expenses of providing services pursuant to the Services Agreement for each Class A, Class B and Class C, including the payment of service fees.

Each of the Distribution Agreements for the Funds dated April 5, 2002 will remain in effect until September 30, 2002 and from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. Each Agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Class A Shares. SDI receives no compensation from the Funds as principal underwriters for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. The following information sets forth the underwriting commissions paid in connection with the distribution of the Funds' Class A shares for the last fiscal year.

                                                  Commissions           Commissions          Commissions Paid
                                                    Retained             Underwriter             to Scudder
Class A Shares            Fiscal Year Ended       by Underwriter        Paid to All Firms       Affiliated Firms
--------------            -----------------                             -----------------       ----------------


California Fund                8/31/01               $59,556.44                $110,495                $0

Florida Fund                   8/31/01                $4,533.82                 $16,792                $0

New York Fund                  8/31/01               $14,104.57                 $23,812                $0


Massachusetts Fund             3/31/02                $1,764.12                 $______                $0


Rule 12b-1 Plans


Class B and Class C Shares

Distribution Services. Each Fund has adopted a compensation-type plan under Rule 12b-1 (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution expenses for those classes.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for each Fund to pay any expenses incurred by SDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

In addition to the distribution fee which is paid to SDI monthly, SDI also receives any contingent deferred sales charges. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For sales of Class C shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price. After the first year, SDI pays firms quarterly at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or a Fund. In addition to the distribution fee which is paid to SDI monthly, SDI also receives any contingent deferred sales charges.

Class A, Class B and Class C Shares

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under the Services Agreements with SDI. SDI bears all its expenses of providing services pursuant to the Services Agreement between SDI and a Fund, including the payment of service fees. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of each Fund.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the applicable Fund. Firms to which service fees may be paid include affiliates of SDI. In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

Neither SDI nor the Trustees of the Funds believe that the services performed by SDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" service) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any further doubt that may arise in the future regarding whether the services performed by SDI under the Services Agreement are "distribution" services, the distribution plans for each Fund authorizes the payment of the services fee.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreements not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the shareholder or administrative services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Trustees of the applicable Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain trustees or officers of each Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."


Expenses of each Fund and of SDI for the most recent fiscal year in connection with the Rule 12b-1 Plans for Class B and Class C are set forth on the next page. A portion of the marketing and sales and operating expenses are shown below could be considered overhead expenses:


                                                         Contingent        Total       Distribution
                                         Distribution     Deferred     Distribution    Fees Paid by
                                         Fees Paid by   Sales Charge   Fees Paid by   Underwriter to
Fund Class                                 Fund to          to        Underwriter to    Affiliated
B Shares                   Fiscal Year   Underwriter     Underwriter       Firms           Firms
--------                   -----------   -----------     -----------       -----           -----


California Fund              2001          $240,782        $58,428        $103,549          $0
                             2000          $250,140       $100,335        $136,027          $0
                             1999          $284,154       $103,037        $361,948          $0

Florida Fund                 2001           $43,734        $14,086         $12,535          $0
                             2000           $47,359        $31,463         $23,409          $0
                             1999           $50,197         19,524         $77,818          $0

New York Fund                2001           $93,737        $22,033         $97,153          $0
                             2000           $93,452        $46,212         $32,618          $0
                             1999           $99,902        $21,523        $166,454          $0

Massachusetts Fund           2002            $5,199             $0         $83,926          $0



                                         Other Distribution Expenses Paid by Underwriter
                                         -----------------------------------------------


                             Advertising                  Marketing        Misc.
                                and        Prospectus    and Sales       Operating       Interest
                             Literature     Printing      Expenses       Expenses         Expense
                             ----------     --------      --------       --------         -------

California Fund
                               $16,564        $1,044        $1,285          $2,128        $266,182
                               $11,460        $7,243       $2,4222          $7,595        $243,913
                               $36,854        $4,299       $98,907         $26,424        $190,980
Florida Fund
                                $1,914          $130           $51            $233         $33,101
                                $,2633          $376        $3,940          $3,745         $36,356
                                $5,680           647       $14,826         $12,973         $30,184
New York Fund
                                $7,222          $469        $1,192          $1,077         $85,833
                                $4,446          $750        $8,629          $4,707         $89,387
                               $12,017        $1,129       $32,842         $15,809         $71,536
Massachusetts Fund              $2,245          $893        $4,807          $1,668          $1,261


                                       85

                                                         Contingent        Total       Distribution
                                         Distribution     Deferred     Distribution    Fees Paid by
                                         Fees Paid by   Sales Charge   Fees Paid by   Underwriter to
Fund Class                                 Fund to          to        Underwriter to    Affiliated
C Shares                   Fiscal Year   Underwriter     Underwriter       Firms           Firms
--------                   -----------   -----------     -----------       -----           -----


California Fund             2001           $38,039             $58        $37,538           $0
                            2000           $35,644          $4,638        $39,529           $0
                            1999           $38,304            $518        $43,024           $0

Florida Fund                2001            $7,289              $0         $8,579           $0
                            2000            $7,939               -         $9,579           $0
                            1999            $6,997              $0         $8,349           $0

New York Fund               2001           $26,915            $661        $28,219           $0
                            2000           $27,665            $664        $29,408           $0
                            1999           $30,926            $333        $35,559           $0

Massachusetts Fund          2002            $1,328              $0         $1,971           $0



                                         Other Distribution Expenses Paid by Underwriter
                                         -----------------------------------------------


                             Advertising                  Marketing        Misc.
                                and        Prospectus    and Sales       Operating       Interest
                             Literature     Printing      Expenses       Expenses         Expense
                             ----------     --------      --------       --------         -------


California Fund               $2,562         $236         $1,585            $372         $14,256
                              $3,004         $366         $4,900          $4,838         $13,635
                              $6,840         $883        $15,111          $6,878          $9,744

Florida Fund                  $1,066           64           $155            $147          $7,581
                                $870         $120         $2,695          $3,095          $7,259
                              $1,878         $202         $7,261          $4,795          $4,695

New York Fund                 $1,779         $137           $711            $279         $19,434
                              $2,355         $302         $4,227          $3,911         $18,945
                              $3,848         $670        $13,515          $5,716         $13,917

Massachusetts Fund              $606         $373         $1,274             $48              $0


Brokerage Commissions


Allocation of brokerage may be placed by the Advisor.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the particular Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.




The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable, and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                            Allocated to Firms
                                            Based on Research
Fund                      Fiscal 2001         on Fiscal 2001         Fiscal 2000              Fiscal 1999
----                      -----------         --------------         -----------              -----------

California                      $0                  0%                     $0                     $89,658

                                       87

                                            Allocated to Firms
                                            Based on Research
Fund                      Fiscal 2001         on Fiscal 2001         Fiscal 2000              Fiscal 1999
----                      -----------         --------------         -----------              -----------

Florida                         $0                  0%                     $0                     $8,124

New York                        $0                  0%                     $0                     $26,862


                                            Allocated to Firms
                                            Based on Research
Fund                      Fiscal 2002         on Fiscal 2002         Fiscal 2001              Fiscal 2000
----                      -----------         --------------         -----------              -----------


Massachusetts                   $0                  0%                    n/a                       n/a

Portfolio Turnover




Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.


California Fund: For the fiscal years ended August 31, 2000 and 2001, portfolio turnover rates were 57% and 26%, respectively.

Florida Fund: For the fiscal years ended August 31, 2000 and 2001, portfolio turnover rates were 21% and 13%, respectively.

New York Fund: For the fiscal years ended August 31, 2000 and 2001, portfolio turnover rates were 26% and 17%, respectively.


Massachusetts Fund: For the fiscal years ended March 31, 2001 and 2002, portfolio turnover rates were 34% and 30%, respectively.




Auditors

The financial highlights of California Fund, Florida Fund and New York Fund included in each Fund's prospectus and the Financial Statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Massachusetts Fund included in the Fund's prospectus and the Financial Statements of the Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, acts as counsel for California Fund, Florida Fund and New York Fund.

Willkie Farr & Gallagher acts as counsel for Massachusetts Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes each Fund's net asset value.

California Fund, Florida Fund and New York Fund

For the fiscal years August 31, 1999, 2000 and 2001, SFAC did not receive fees for its services from the Funds.

Massachusetts Fund


Prior to the implementation of the Administrative Agreement, the Fund paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $68,895. For the period March 31, 2000 to July 31, 2000, the amount charged to the Fund by SFAC aggregated $22,463, all of which was paid.


Custodian, Transfer Agent and Shareholder Service Agent

Scudder State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

California Fund, Florida Fund and New York Fund


SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B and C shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent an annual account fee of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement.


California Fund


Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $256,315, $18,790, and $2,245, respectively.


Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Florida Fund


Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $16,484, $918, and $281, respectively.


Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

New York Fund


Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $84,727, $8,984 and $1,441, respectively.


Effective June 18, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Massachusetts Fund


Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B, and C shares. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.





The above fees are paid by the Advisor in accordance with the Administrative Agreement.

                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge and Class B performance information includes the effect of the maximum contingent deferred sales charges.

Average Annual Total Return


Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)^1/n - 1

Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV               = ending redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:
          P       =   a hypothetical initial investment of $1,000
          T       =   average annual total return (after taxes on distributions)
          n       =   number of years
          ATVD    =   ending value of a  hypothetical  $1,000  payment made at
                      the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVDR

Where:
        P        =   a hypothetical initial investment of $1,000
        T        =   average annual total return (after taxes on distributions
                     and redemption)
        n        =   number of years
        ATVDR    =   ending value of a  hypothetical  $1,000  payment made at
                     the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class.


                               MASSACHUSETTS FUND


Performance figures prior to June 18, 2001 for Class A, B and C shares of the Fund are derived from the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares. Returns for the historical performance of Class S shares include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.

The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Returns for the Period Ended March 31, 2002(1)(2)


                                                          1 Year          5 Years          10 Years
                                                          ------          -------          --------


Scudder Massachusetts Tax-Free Fund -- Class A             -1.57%           4.45%             5.93%
Scudder Massachusetts Tax-Free Fund -- Class B             -0.67%           4.41%             5.58%
Scudder Massachusetts Tax-Free Fund -- Class C              2.36%           4.62%             5.61%

(1) Because Class A, B and C shares were not introduced until June 18, 2001, the total returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.


(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

                                 CALIFORNIA FUND


Performance figures for Class B and C shares of the Fund since May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period February 17, 1983 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.

The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class B and C of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      Average Annual Total Returns for the Period Ended August 31, 2001(1)

                                   1 Year      5 Years      10 Years
                                   ------      -------      --------


   California Fund -- Class A       4.24%        5.62%         6.22%
   California Fund -- Class B       5.28%        5.77%       5.88%(1)
   California Fund -- Class C       8.19%        5.54%       5.67%(1)

(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, February 17, 1983 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


                                  FLORIDA FUND


Performance figures for Class B and C shares of the Fund since May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period April 25, 1991 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.

The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      Average Annual Total Returns for the Period Ended August 31, 2001(1)

                                       1 Year        5 Years        10 Years
                                       ------        -------        --------


      Florida Fund -- Class A           5.79%          5.21%          6.36%
      Florida Fund -- Class B           6.77%          5.16%          5.96%(1)
      Florida Fund -- Class C           9.69%          5.29%          5.97%(1)

(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, April 25, 1991 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


                                  NEW YORK FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 (inception date of Class B and C shares) reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period December 31, 1985 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares.

The adjustment is calculated by measuring the actual monthly return differential between the Class B and Class C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      Average Annual Total Returns for the Period Ended August 31, 2001(1)

                                    1 Year         5 Years      10 Years
                                    ------         -------      --------


    New York Fund -- Class A         15.93%          5.55%         6.30%
    New York Fund -- Class B          7.07%          5.51%         5.91%
    New York Fund -- Class C         10.16%          5.68%         5.91%

(1) Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, December 31, 1985 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


In connection with communicating its average annual total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and managements costs.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.


Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income-producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to to a contingent deferred sales charge. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer-term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. Each Fund's yield will also fluctuate.


Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

                 T         =       Total Return
                 P         =       a hypothetical initial investment of $1,000
                 ERV       =       ending redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Funds apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Funds' and classes' performance data.

Quotations of the Funds' performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's and classes' expenses.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only 2002 federal and state tax rates and brackets.





Yield

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                         Yield = 2 [(a-b)/cd + 1)^6 - 1]

Where:
      a   =    dividends and interest earned during the period
      b   =    expenses accrued for the period (net of reimbursements)
      c   =    the average daily number of shares outstanding during the period that were entitled to receive dividends
      d   =    the maximum offering price per share on the last day of the period

SEC 30-day yield for the period ended August 31, 2001 for California Fund, Florida Fund and New York Fund and March 31, 2002 for Massachusetts Fund

                          Class A Shares     Class B Shares      Class C Shares
                          --------------     --------------      --------------

California Fund                3.50%              2.88%              2.85%
Florida Fund                   3.59%              2.91%              2.94%
New York Fund                  3.70%              2.88%              2.89%
Massachusetts Fund             3.66%              3.37%              3.40%

Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.





Taxpayers with an effective  combined marginal rate of  (Massachusetts:  41.85%,
California: 44.76%, Florida: 39.10%, and New York: 43.27%) would need to earn a taxable yield of (Massachusetts: Class A: 13.69%, Class B: 12.28% and Class C:
12.06%, California:  Class A: 6.78%, Class B: 5.58% and Class C: 5.52%, Florida:
Class A: 5.89%, Class B: 4.78% and Class C: 4.83%, Florida: Class A: 6.85%, Class B: 5.33% and Class C: 5.35%) to receive after-tax income equal to the (Massachusetts: Class A: 7.96%, Class B: 7.14% and Class C: 7.01%, California Class A: 45.95%, Class B: 2.88% and Class C: 2.85%, Florida: Class A: 3.59%, Class B: 2.91% and Class C: 2.94%, New York: Class A: 3.70%, Class B: 2.88% and Class C: 2.89%) tax-free yield of each Fund for the 30-day period ended on (Massachusetts: March 31, 2002, California, Florida and New York: August 31,
2001).

If a Fund's fees or expenses are being waived or absorbed by the Advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

                          MASSACHUSETTS TAX-FREE YIELDS




MASSACHUSETTS


Tax Equivalent Yields


                                                      Combined                                                Combined
                                                      Massachusetts                   Effective  Effective    Massachusetts
                         Effective    Effective       and Federal     Taxable Income  State      Federal      and Federal
Taxable Income Single    State Rate*  Federal Rate**  Tax Bracket          Joint      Rate       Rate**       Tax Bracket
---------------------    -----------  --------------  -----------          -----      ----       ----         -----------

    $27,950-67,700        5.30%         27.00%         30.87%     $46,701-112,850     5.30%      27.00%       30.87%
    67,701-141,250        5.30%         30.00%         33.71%     112,851-171,950     5.30%      30.00%       33.71%
    141,251-307,050       5.30%         35.00%         38.45%     171,951-307,050     5.30%      35.00%       38.45%
     over 307,050         5.30%         38.60%         41.85%       over 307,050      5.30%      38.60%       41.85%

                                      100

                       If your combined federal and state effective tax rate in 2002 is:
                              30.87%              33.71%              38.45%                41.85%

To match these
tax-free yields:       Your taxable investment would have to earn the following yield:

          2.00%                2.89%               3.02%               3.25%                 3.44%
          3.00%                4.34%               4.53%               4.87%                 5.16%
          4.00%                5.79%               6.03%               6.50%                 6.88%
          5.00%                7.23%               7.54%               8.12%                 8.60%
          6.00%                8.68%               9.05%               9.75%                10.32%
          7.00%               10.13%              10.56%              11.37%                12.04%
          8.00%               11.57%              12.07%              13.60%                13.76%
          9.00%              13.028%              13.58%              14.62%                15.48%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.


                           CALIFORNIA TAX-FREE YIELDS

The table below shows California taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.

CALIFORNIA

Tax Equivalent Yields
2001

                                                   Combined                                               Combined
                                                  California                     Effective  Effective   California and
 Taxable Income    Effective      Effective      and Federal   Taxable Income     State      Federal    Federal Tax
      Single       State Rate*  Federal Rate**   Tax Bracket        Joint          Rate*      Rate**       Bracket
      ------       ----------   ------------     -----------        -----          ----       ----         -------

  27,051-28,348       6.00%         27.50%          31.85%      40,842-56,696      6.00%      27.50%       31.85%
  28,349-35,826       8.00%         27.50%          33.30%      56,697-71,652      8.00%      27.50%       33.30%
  35,827-65,550       9.30%         27.50%          34.24%      71,653-109,250     9.30%      27.50%       34.24%
  65,551-75,000       9.30%         30.50%          36.96%     109,251-150,000     9.30%      30.50%       36.96%
  75,001-136,750      9.30%         30.50%          36.96%     150,000-166,450     9.30%      30.50%       36.96%
 136,751-297,300      9.30%         35.50%          41.50%     166,451-297,300     9.30%      35.50%       41.50%
   over 297,300       9.30%         39.10%          44.76%       over 297,300      9.30%      39.10%       44.76%

                                      101

                 If your combined federal and state effective tax rate in 2000 is:
                          31.85%         33.30%        34.24%            36.96%       36.96%        41.50%       44.76%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

            2.00%          2.93%          3.00%         3.04%             3.17%        3.17%         3.42%        3.62%
            3.00%          4.40%          4.50%         4.56%             4.76%        4.76%         5.13%        5.43%
            4.00%          5.87%          6.00%         6.08%             6.35%        6.35%         6.84%        7.24%
            5.00%          7.34%          7.50%         7.60%             7.93%        7.93%         8.55%        9.05%
            6.00%          8.80%          9.00%         9.12%             9.52%        9.52%        10.26%       10.86%
            7.00%         10.27%         10.49%        10.65%            11.10%       11.10%        11.97%       12.67%
            8.00%         11.74%         11.99%        12.17%            12.69%       12.69%        13.67%       14.48%
            9.00%         13.21%         13.49%        13.69%            14.28%       14.28%        15.38%       16.29%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.



*        2000 rates

**       2001 rates

                             FLORIDA TAX-FREE YIELDS

The table below shows Florida taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.

FEDERAL

Tax Equivalent Yields
2001

                                                                                                       Combined
                                                  Combined        Taxable      Effective Effective        and
 Taxable Income    Effective      Effective     and Federal       Income       State     Federal       Federal Tax
      Single       State Rate*  Federal Rate**  Tax Bracket        Joint         Rate*    Rate**        Bracket
      ------       ----------    -----------    -----------        -----         ----     ----         --------

    0 - 27,050        0.00%         15.00%         15.00%        0 - 45,200      0.00%    15.00%       15.00%
 27,051 - 65,550      0.00%         27.50%         27.50%     45,201 - 109,250   0.00%    27.50%       27.50%
 65,551 - 136,750     0.00%         30.50%         30.50%    109,251 - 166,450   0.00%    30.50%       30.50%
136,751 - 297,300     0.00%         35.50%         35.50%    166,451 - 297,300   0.00%    35.50%       35.50%

                                      102


   over 297,300       0.00%         39.10%         39.10%       over 297,300     0.00%    39.10%       39.10%

                  If your combined  federal and state effective tax rate in 2000 is:
                  15.00%       27.50%          27.50%        30.50%            30.50%   35.50%     35.50%        39.10%
To match these
tax-free yields:               Your taxable investment would have to earn the following yield:

             2.00%    2.35%         2.76%          2.76%           2.88%         2.88%     3.10%       3.10%        3.28%
             3.00%    3.53%         4.14%          4.14%           4.32%         4.32%     4.65%       4.65%        4.93%
             4.00%    4.71%         5.52%          5.52%           5.76%         5.76%     6.20%       6.20%        6.57%
             5.00%    5.88%         6.90%          6.90%           7.19%         7.19%     7.75%       7.75%        8.21%
             6.00%    7.06%         8.28%          8.28%           8.63%         8.63%     9.30%       9.30%        9.85%
             7.00%    8.24%         9.66%          9.66%           10.07%       10.07%    10.85%       10.85%      11.49%
             8.00%    9.41%         11.03%         11.03%          11.51%       11.51%    12.40%       12.40%      13.14%
             9.00%   10.59%         12.41%         12.41%          12.95%       12.95%    13.95%       13.95%      14.78%


Please note:

1) This chart does not take into consideration any local or city tax rates.


2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. Florida does not impose an income tax. Therefore, the tax-free yields shown above are calculated based solely on the federal tax rates. The above table does not take account of Florida's intangibles tax which may be imposed on a holder of the Fund's shares if the Fund is not exempt from that tax on December 31st of each year.


*        2000 rates

**       2001 rates

                            NEW YORK TAX-FREE YIELDS

The table below shows New York taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.

NEW YORK

Tax Equivalent Yields
2001


                                                    Combined                                                  Combined
                                                  New York and                                   Effective  New York and
 Taxable Income     Effective       Effective        Federal      Taxable Income    Effective     Federal     Federal
     Single        State Rate*  Federal Rate**     Tax Bracket        Joint        State Rate*    Rate**    Tax Bracket
     ------        ----------   ------------       -----------        -----        ----------     ----      -----------

  27,051-50,000       6.85%          27.50%          32.47%       45,201-90,000       6.85%       27.50%       32.47%
  50,001-65,550       6.85%          27.50%          32.47%       90,001-109,250      6.85%       27.50%       32.47%
 65,551-136,750       6.85%          30.50%          35.26%      109,251-166,450      6.85%       30.50%       35.26%
 136,751-297,300      6.85%          35.50%          39.92%      166,451-297,300      6.85%       35.55%       39.96%
  over 297,300        6.85%          39.10%          43.27%        over 297,300       6.85%       39.10%       43.27%

                 If your combined federal and state effective tax rate in 2000 is:
                     35.16%          35.21%          37.89%           42.36%          45.57%
To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

            2.00%     3.08%           3.09%           3.22%           3.47%           3.67%
            3.00%     4.63%           4.63%           4.83%           5.20%           5.51%
            4.00%     6.17%           6.17%           6.44%           6.94%           7.35%
            5.00%     7.71%           7.72%           8.05%           8.67%           9.19%
            6.00%     9.25%           9.26%           9.66%           10.41%          11.02%
            7.00%    10.80%          10.80%          11.27%           12.14%          12.86%
            8.00%    12.34%          12.35%          12.88%           13.88%          14.70%
            9.00%    13.88%          13.89%          14.49%           15.61%          16.54%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

*        2000 rates

**       2001 rates

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to the California Fund, Florida Fund, New York Fund and Massachusetts Fund.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Certificates. Share certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss. The Automatic Withdrawal Plan and the Automatic Exchange Plan may not be used for the exchanges of shares held in certificated form.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

                                    PURCHASES

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

            Compensation Schedule #1(1)                   Compensation Schedule #2(2)        Compensation Schedule #3(2)(3)
            ---------------------------                   ---------------------------        ------------------------------
                                          As a                                 As a                                As a
             Amount of               Percentage of    Amount of Shares     Percentage of       Amount of      Percentage of
            Shares Sold             Net Asset Value         Sold          Net Asset Value     Shares Sold    Net Asset Value
            -----------             ---------------         ----          ---------------     -----------    ---------------

$1 million to $5 million                 1.00%       Under $15 million         0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million           0.50%               --                 --                --               --

Over $50 million                         0.25%               --                 --                --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is
         not an  automatic  process.  When a plan's  assets  grow to exceed  $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                    Allowed to Dealers as
                                           As a Percentage     As a Percentage of      a Percentage of
           Amount of Purchase             of Offering Price     Net Asset Value*        Offering Price
           ------------------             -----------------     ---------------         --------------

Less than $100,000                               4.50%                  4.71%               4.00%
$100,000 but less than $250,000                  3.50                   3.63                3.00
$250,000 but less than $500,000                  2.60                   2.67                2.25
$500,000 but less than $1 million                2.00                   2.04                1.75
$1 million  and over                             0.00**                 0.00**              ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  officers,    trustees,    employees    (including   retirees)   and   sales
     representatives of a Fund, its Advisor, its principal underwriter or certain affiliated companies, for themselves or members of their families;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons;

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount." Flex Plans that on May 1, 2000 had in excess of $1 million invested in Class B shares of Scudder Funds, or have in excess of $850,000 invested in Class B shares of Scudder Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to covert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

                                   REDEMPTIONS

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions  by   employer-sponsored   employee  benefit  plans  using  the
     subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                                    EXCHANGES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax


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purposes.  In  January  of each  year each Fund  issues  to each  shareholder  a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax and state personal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently


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

acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

A portion of the difference between the issue price of taxable or tax-exempt zero coupon securities and their face value ("original issue discount") is considered to be taxable or tax-exempt income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service ("IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code denies exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

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

Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. During the fiscal year ended August 31, 2001, 100% of the income dividends paid by the Florida Fund constituted tax-exempt dividends for federal income tax purposes. Additionally, Florida imposes an "intangibles tax" at the rate of $1.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents on January 1st of each year. Cash held in bank accounts, U.S. Government securities and Florida Municipal Securities are exempt from this intangibles tax. The first $20,000 of securities subject to the tax is also exempt from the intangibles tax. Further any person owing less than $60.00 of intangibles tax is exempt from the tax. Florida's intangibles tax statute was recently revised. Under the most recent revisions, if on December 31st of any year the Florida Fund's portfolio consists of at least 90% of assets which are exempt from the intangibles tax (primarily U.S. Government securities, Florida Municipal Securities and cash held in bank accounts), then the shares of the Florida Fund are exempt from the intangibles tax. If less than 90% of the Florida Fund's assets is exempt from the intangibles tax, then only that portion of the value of the Florida Fund's shares attributable to U.S. Government will be exempt from the Florida intangibles tax. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund could be required to sell all non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31st. Transactions costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. On December 31, 2000, the Florida Fund's portfolio consisted solely of assets exempt from the intangibles tax.

Individual shareholders of Scudder Massachusetts Tax-Free Fund resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from the Fund to the extent such distributions constitute either (1) exempt-interest dividends under Section 852(b)(5) of the Code which the Fund properly identifies as consisting of interest on tax-exempt obligations of the Commonwealth of Massachusetts or its political subdivisions or any agency or instrumentality of the foregoing, or (2) dividends which the Fund properly identifies as attributable to interest on tax-exempt obligations of the United States and its instrumentalities or obligations issued by the Governments of
Puerto Rico, The Virgin Islands and Guam. Other distributions from the Fund, including those derived from taxable interest income and long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income taxation except for distributions which qualify as capital gain dividends under Section 852(b)(3) of the Code, and are properly identified by the Fund as attributable to the sale of certain Massachusetts obligations issued pursuant to legislation which specifically exempts capital gain on the sale of such obligations from Massachusetts income taxation. Fund distributions will not be excluded from net income, and shares of a Fund will not be excluded from the net worth of intangible property corporations, for purposes of computing the Massachusetts corporate excise tax.

New York State corporate tax law has special provisions governing regulated investment companies that are qualified and taxed under Subchapter M of the Code. To the extent the New York Tate Tax-Free Income Fund has no federal income tax liability because it distributes all of its investment income and the excess of net short-term capital gain over net long-term capital loss and all of the excess of net long-term capital gain over net short-term capital loss, it will incur no New York State income tax, other than a possible nominal minimum tax. New York City tax consequences are identical except that the amount of the possible minimum tax differs. Individual shareholders will be able to exclude for New York personal income tax purposes that portion of the distributions which is derived from interest on obligations of New York State and its political subdivisions and of Puerto Rico, The Virgin Islands and Guam, because at least 50% of the value of the assets of a Fund will be invested in state or municipal obligations the interest on which is exempt for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Capital gains that are retained by the Fund will be taxed to the Fund, and New York State and New York City residents will receive no New York income tax credit for such tax. Capital gains that are distributed by the Fund will be treated as capital gains for New York State and New York City income tax purposes.

In any year in which the Scudder California Tax-Free Income Fund qualifies as regulated investment companies under Subchapter M of the Code and is exempt from federal income tax, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates. If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income taxes (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax. Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California personal income taxes. Interest on obligations of Puerto Rico and other U.S.
possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on U.S. Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the above-described 50% requirement is satisfied. In cases where shareholders of the Fund are "substantial users" or "related persons" with respect to California municipal securities held by the Fund, such shareholders should consult their own tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such securities retain California personal income tax exclusion for such shareholders. In this connection, rules similar to those regarding the possible unavailability of exempt interest treatment of Fund dividends to "substantial users" (or persons related thereto) for federal income tax purposes are applicable for California tax purposes. See "Federal Taxation" above. To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. See "Federal Taxation" above. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Scudder California Tax-Free Income Fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund are not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption shares within 30 days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable for California personal income tax only. Any dividends paid to shareholders subject to California franchise or California corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

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

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a taxable distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a taxable distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, a Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by a Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES

The officers and trustees of each Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor and Scudder Distributors, Inc., are as follows:

Scudder State Tax-Free Trust

The following table presents certain  information  regarding the  Non-interested
Trustees for Scudder State Tax-Free Trust as of July 31, 2002. Each Trustee's age as of July 31, 2002 is set forth in parentheses after his or her name.
Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Trust does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Non-interested Trustees

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Henry P. Becton             1990 -         President, WGBH                   48         American Public Television; New
(58)                        present        Educational Foundation                       England Aquarium; Becton
Trustee                                                                                 Dickinson and Company (medical
                                                                                        technology company); Mass
                                                                                        Corporation for Educational
                                                                                        Telecommunications; The A.H.
                                                                                        Belo Company (media company);
                                                                                        Committee for Economic
                                                                                        Development; Concord Academy;
                                                                                        Public Broadcasting Service;
                                                                                        Boston Museum of Science



                                      135

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Dawn-Marie Driscoll (55)    1987 -         President, Driscoll               48         Computer Research Squad;
Trustee                     present        Associates (consulting                       Advisory Board, Center for
                                           firm); Executive Fellow,                     Business Ethics, Bentley
                                           Center for Business                          College; Board of Governors,
                                           Ethics, Bentley College                      Investment Company Institute;
                                                                                        Chairman, ICI Directors
                                                                                        Services Committee

Edgar R. Fiedler            1995 -         Senior Fellow and                 48         None
(73)                        present        Economic Counsellor, The
Trustee                                    Conference Board, Inc.
                                           (not-for-profit business
                                           research organization)

Keith R. Fox                1996 -         Managing Partner, Exeter          48         Facts on File (school and
(48)                        present        Capital Partners (private                    library publisher); Progressive
Trustee                                    equity funds)                                Holding Corporation (kitchen
                                                                                        importer and distributor)



                                      136

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Louis E. Levy               2002 -         Retired; Director of              48         Household International
(69)                        present        certain funds in the                         (banking and finance); ISI
Trustee                                    Deutsche Asset Management                    Family of Funds (registered
                                           Family of Funds                              investment companies)
                                           (formerly, the Flag
                                           Investors Family of
                                           Funds) (registered
                                           investment company)
                                           (1994-present); formerly,
                                           Chairman of the Quality
                                           Control Inquiry
                                           Committee, American
                                           Institute of Certified
                                           Public Accountants
                                           (1992-1998); Director
                                           Kimberly-Clark
                                           Corporation, retired
                                           2000

Jean Gleason Stromberg      1999 -         Consultant (1997 to               48         The William and Flora Hewlett
(58)                        present        present); prior thereto,                     Foundation
Trustee                                    Director, U.S. General
                                           Accounting Office
                                           (1996-1997); Partner,
                                           Fulbright & Jaworski (law
                                           firm) (1978-1996)



                                      137

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Jean C. Tempel              1994 -present  Managing Partner, First           48         United Way of Mass Bay; Sonesta
(59)                                       Light Capital (venture                       International Hotels, Inc.;
Trustee                                    capital group)                               Labnetics, Inc. (medical
                                                                                        equipment company); Metatomix,
                                                                                        Inc. (database management);
                                                                                        Aberdeen Group (technology
                                                                                        research); Northeastern
                                                                                        University Funds and Endowment
                                                                                        Committee; Connecticut College
                                                                                        Finance Committee; Commonwealth
                                                                                        Institute (not-for-profit
                                                                                        start-up for women's
                                                                                        enterprises); The Reference,
                                                                                        Inc. (IT consulting for
                                                                                        financial services)



                                      138

                                                                       Number of
                                                                       Funds/
Name, Age and                                                          Portfolios in
Position(s) Held            Length of      Principal Occupation(s)     Fund Complex
with the Trust              Time Served*   During Past 5 Years         Overseen         Other Directorships Held
--------------              ------------   -------------------         --------         ------------------------

Carl W. Vogt                2002 -         Director of certain funds         48
(66)                        present        in the Deutsche Asset                        Yellow Corporation (trucking);
Trustee                                    Management Family of                         American Science & Engineering
                                           Funds (formerly, the Flag                    (x-ray detection equipment);
                                           Investors Family of                          ISI Family of Funds (registered
                                           Funds) (registered                           investment companies); National
                                           investment companies)                        Railroad Passenger Corporation
                                           (1995-present); Senior                       (Amtrak); formerly, Chairman
                                           Partner, Fulbright &                         and Member, National
                                           Jaworski, L.L.P (law                         Transportation Safety Board
                                           firm); formerly,
                                           President (interim)
                                           of Williams College
                                           (1999-2000);
                                           President, certain
                                           funds in the
                                           Deutsche Asset
                                           Management Family of
                                           Funds (formerly,
                                           Flag Investors
                                           Family of Funds)
                                           (registered investment
                                           companies)(1999-2000)

Interested Trustees and Officers**

The following table presents information about each Officer and Interested Trustee of the Fund. Each Officer's and Trustee's age as of July 31, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer and Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of each Fund. Each Officer of each Fund is an employee of Deutsche Asset Management.

                                                                                            Number of
                                                                                            Funds/
                               Position(s)                                                  Portfolios in    Other
Name, Address,                 Held           Length of           Principal Occupation(s)   Fund Complex     Directorships
and Age                        with Funds     Time Served*        During Past 5 Years       Overseen         Held
-------                        ----------     -----------         -------------------       --------         ----

William F. Glavin, Jr.# (43)   President      2000 - present      Managing Director of      83               Trustee,
                                                                  Deutsche Asset                             Crossroads for
                                                                  Management                                 Kids, Inc.
                                                                                                             (serves at-risk
                                                                                                             children)

Richard T. Hale##** (57)       Chairman,                          Managing Director of      220              Director,
                               Trustee and    2002 - present      Deutsche Bank                              Deutsche Global
                               Vice                               Securities Inc.                            Funds, Ltd.,
                               President                          (formerly Deutsche Banc                    CABEI Fund and
                                                                  Alex. Brown Inc.) and                      North American
                                                                  Deutsche Asset                             Income Fund;
                                                                  Management Americas;                       formerly,
                                                                  Director and President,                    Director, ISI
                                                                  Investment Company                         Family of Funds
                                                                  Capital Corp.                              (registered
                                                                  (registered investment                     investment
                                                                  advisor) and Deutsche                      companies)
                                                                  Asset Management Mutual
                                                                  Funds; Vice President,
                                                                  Deutsche Asset
                                                                  Management, Inc.

John Millette (39)             Vice           1999 - present      Vice President of         Not Applicable   None
                               President                          Deutsche Asset
                               and Secretary                      Management



                                      140

                                                                                            Number of
                                                                                            Funds/
                               Position(s)                                                  Portfolios in    Other
Name, Address,                 Held           Length of           Principal Occupation(s)   Fund Complex     Directorships
and Age                        with Funds     Time Served*        During Past 5 Years       Overseen         Held
-------                        ----------     -----------         -------------------       --------         ----

Daniel O. Hirsch## (48)        Vice           2002 - present      Managing Director of      Not Applicable   None
                               President                          Deutsche Asset
                               and                                Management; formerly,
                               Assistant                          Principal, BT Alex.
                               Secretary                          Brown Incorporated,
                                                                  (Deutsche Banc Alex.
                                                                  Brown Inc.)
                                                                  (1998-1999); Assistant
                                                                  General Counsel, United
                                                                  States Securities and
                                                                  Exchange Commission
                                                                  (1993 - 1998)

Caroline Pearson (40)          Assistant      1997 - present      Managing Director of      Not Applicable   None
                               Secretary                          Deutsche Asset
                                                                  Management; formerly,
                                                                  Associate, Dechert (law
                                                                  firm) (1989-1997)

Gary L. French (51)            Treasurer      2002 - present      Managing Director of      Not Applicable   None
                                                                  Deutsche Asset
                                                                  Management; formerly,
                                                                  President of UAM Fund
                                                                  Services, Inc.

John R. Hebble (44)            Assistant      1998 - present      Senior Vice President     Not Applicable   None
                               Treasurer                          of Deutsche Asset
                                                                  Management



                                      141

                                                                                            Number of
                                                                                            Funds/
                               Position(s)                                                  Portfolios in    Other
Name, Address,                 Held           Length of           Principal Occupation(s)   Fund Complex     Directorships
and Age                        with Funds     Time Served*        During Past 5 Years       Overseen         Held
-------                        ----------     -----------         -------------------       --------         ----

Thomas Lally (34)              Assistant      2001 - present      Senior Vice President     Not Applicable   None
                               Treasurer                          of Deutsche Asset
                                                                  Management

Brenda Lyons (40)              Assistant      1998 - present      Senior Vice President     Not Applicable   None
                               Treasurer                          of Deutsche Asset
                                                                  Management

Eleanor R. Brennan (38)        Vice           1999 - present      Senior Vice President     Not Applicable   None
                               President                          of Deutsche Asset
                                                                  Management

Philip G. Condon (51)          Vice           1997 - present      Managing Director of      Not Applicable   None
                               President                          Deutsche Asset
                                                                  Management

Ashton P. Goodfield (38)       Vice           1999 - present      Senior Vice President     Not Applicable   None
                               President                          of Deutsche Asset
                                                                  Management

Rebecca Wilson (40)            Vice           1995 - present      Senior Vice President     Not Applicable   None
                               President                          of Deutsche Asset
                                                                  Management

* Length of time served represents the date each Trustee and officer was first elected to a fund within the Boston Board. This common board of directors/trustees oversees a number of investment companies, including the Trust, managed by the Advisor.

** Mr. Hale and each Fund's officers are considered "interested persons" of each Fund because of their affiliation with each Fund's Advisor.

#        Address:  222 South Riverside Plaza, Chicago, Illinois

##       Address:  One South Street, Baltimore, Maryland

Trustees and Officer's Role with Scudder Distributors, Inc. ("SDI")

William F. Glavin, Jr.:    Vice President and Trustee
Caroline Pearson:          Secretary

Trustees' Responsibilities. The Board of Trustees for Scudder Massachusetts Tax-Free Fund's primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, more than 75% of the Board is comprised of Non-interested Trustees.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Trustees conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Non-interested Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Non-interested Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Non-interested Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the approval of the Fund's current investment management agreement in February 2002, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund.

Board Committees. The Fund's board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry
P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held 2 meetings during the Fund's last fiscal year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts review of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith
R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held 3 meetings during the Fund's last fiscal year.

Valuation Committee: This Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. Alternate Valuation Committee members are Henry P. Becton, Jr. Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg, and Jean C. Tempel. The Valuation Committee held 2 meetings during the Fund's last fiscal year.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler, Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held 3 meetings during the Fund's last fiscal year.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of the Fund.

Remuneration

Scudder Massachusetts Tax-Free Fund

Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

As noted above, the Trustees conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the Scudder funds as a group during the most recent calendar year.

                                Compensation from        Pension or Retirement
                             Scudder State Tax-Free       Benefits Accrued as      Total Compensation Paid
Name of Trustee                      Trust*              Part of Fund Expenses        to Trustees(3)(5)
---------------                      -----               ---------------------        -----------

Henry P. Becton, Jr.                 $2,141                        $0                      $162,000
Dawn-Marie Driscoll(1)               $2,273                        $0                      $175,000
Edgar R. Fiedler(2)(4)               $2,165                        $0                      $174,666
Keith R. Fox                         $2,144                        $0                      $162,000
Louis E. Levy**                        $0                          $0                      $72,500
Jean Gleason Stromberg               $2,165                        $0                      $161,000
Jean C. Tempel                       $2,154                        $0                      $164,000
Carl W. Vogt**                         $0                          $0                      $62,500

*        Scudder   State   Tax-Free   Trust   consists  of  one  fund:   Scudder
         Massachusetts Tax-Free Fund.

** Louis E. Levy and Carl W. Vogt were newly elected as Trustees, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees received by Ms. Driscoll as Lead Trustee.

(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreements with certain other funds, advised by the Advisor.

(3) For each Trustee, except Mr. Levy and Mr. Vogt, total compensation includes compensation for services on the boards of 19 Scudder trusts/corporations comprised of 53 fund/portfolios. For Messrs. Levy and Vogt, the total includes compensation for service on the board of 1 Trust comprised of 20 funds. Messrs. Levy and Vogt currently serve on the boards of 9 DeAM trusts/corporations comprised of 25 funds/corporations.

(4) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees for his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively.

Trustee Fund Ownership

The following sets forth beneficial share ownership for Scudder Massachusetts Tax-Free Fund as of December 31, 2001.

                                                                             Aggregate Dollar Range of Equity
                                      Dollar Range of                        Securities in All Funds Overseen by
                                      Equity Securities in Scudder           Scudder and Deutsche Bank
Name of Trustees                      Massachusetts Tax-Free Fund            Families of Funds
----------------                      ---------------------------            -----------------

Henry P. Becton, Jr.                  $1 - $10,000                           Over $100,000
Dawn-Marie Driscoll                   $1 - $10,000                           Over $100,000
Edgar R. Fiedler                      None                                   Over $100,000
Keith Fox                             None                                   Over $100,000
Richard T. Hale                       None                                   Over $100,000
Louis E. Levy                         None                                   Over $100,000
Jean Gleason Stromberg                None                                   Over $100,000
Jean C. Tempel                        $10,001 - $50,000                      Over $100,000
Carl W. Vogt                          None                                   Over $100,000

As of June 28, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of June 28, 2002, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below.

As of June 28, 2002, 233,823 shares in the aggregate, or 41.25% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 209,811 shares in the aggregate, or 37.01% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class A were held in the name of National Financial Services Company, for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 16,226 shares in the aggregate, or 8.14% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Marie Dunleavy, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 10,288 shares in the aggregate, or 5.16% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Barbara Lee, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 15,603 shares in the aggregate, or 7.83% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Roger Guyott, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 10,446 shares in the aggregate, or 5.24% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Roger Guyott, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 40,926 shares in the aggregate, or 20.54% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 31,777 shares in the aggregate, or 15.95% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class B were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 4,384 shares in the aggregate, or 6.85% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 14,395 shares in the aggregate, or 22.51% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class C were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 32,876 shares in the aggregate, or 51.41% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 6,362 shares in the aggregate, or 9.94% of the outstanding shares of Scudder Massachusetts Tax-Free Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Donald and Nancy Gianchiglia, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

Securities Beneficially Owned. None of the Independent Trustees owned securities beneficially of the Advisor, SDI or person directly or indirectly controlling, controlled by or under common control within the Advisor or SDI.

Scudder State Tax-Free Income Series

The following table presents certain information regarding the Trustees for Scudder California Tax-Free Income Series, Scudder Florida Tax-Free Income Series and Scudder New York Tax-Free Income Series as of July 31, 2002. Each Trustee's age as of July 31, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Funds may also serve in similar capacities with other funds in the fund complex.

Non-interested Trustees


                                                                       Number of
Name, Age and                                                          Funds/Portfolios
Position(s) Held           Length of       Principal Occupation(s)     in Fund Complex
with the Trust             Time Served*    During Past 5 Years         Overseen            Other Directorships Held
--------------             -----------     -------------------         --------            ------------------------

John W. Ballantine         1999-present    Retired; formerly,          83                  Enron Corporation (energy trading
(56)                                       Executive Vice President                        firm) (effective May 30, 2002); First
Trustee                                    and Chief Risk Management                       Oak Brook Bancshares, Inc.; Oak Brook
                                           Officer, First Chicago                          Bank;  Tokheim Corporation (designer,
                                           NBD Corporation/The First                       manufacturer and servicer of
                                           National Bank of Chicago                        electronic and mechanical petroleum
                                           (1996-1998); formerly                           marketing systems)
                                           Executive Vice President
                                           and Head of International
                                           Banking (1995-1996)

Lewis A. Burnham           1977-present    Retired; formerly,          83                  None
(69)                                       Director of Management
Trustee                                    Consulting, McNulty &
                                           Company; formerly,
                                           Executive Vice President,
                                           Anchor Glass Container
                                           Corporation

Donald L. Dunaway          1980-present    Retired; formerly,          83                  None
(65)                                       Executive Vice President,
Trustee                                    A.O. Smith Corporation
                                           (diversified manufacturer)

                                      147

                                                                       Number of
Name, Age and                                                          Funds/Portfolios
Position(s) Held           Length of       Principal Occupation(s)     in Fund Complex
with the Trust             Time Served*    During Past 5 Years         Overseen            Other Directorships Held
--------------             -----------     -------------------         --------            ------------------------

James R. Edgar             1999-present    Distinguished Fellow,       83                  Kemper Insurance Companies; John B.
(56)                                       University of Illinois                          Sanfilippo & Son, Inc.
Trustee                                    Institute of Government                         (processor/packager/marketer of nuts,
                                           and Public Affairs;                             snacks and candy products); Horizon
                                           formerly, Governor, State                       Group Properties, Inc.; Youbet.com,
                                           of Illinois                                     Inc. (online wagering platform of
                                                                                           Churchill Downs, Inc.)

Paul K. Freeman            2002-present    President, Cook Street      97                  None
(52)                                       Holdings (consulting);
Trustee                                    Adjunct Professor,
                                           University of Denver;
                                           Consultant, World
                                           Bank/Inter-American
                                           Development Bank;
                                           formerly, Project Leader,
                                           International Institute
                                           for Applied Systems
                                           Analysis (1998-2001);
                                           formerly, Chief Executive
                                           Officer, The Eric Group
                                           Inc. (environmental
                                           insurance) (1986-1998)



                                      148

                                                                       Number of
Name, Age and                                                          Funds/Portfolios
Position(s) Held           Length of       Principal Occupation(s)     in Fund Complex
with the Trust             Time Served*    During Past 5 Years         Overseen            Other Directorships Held
--------------             -----------     -------------------         --------            ------------------------

Robert B. Hoffman          1981-present    Retired; formerly,          83                  None
(65)                                       Chairman, Harnischfeger
Trustee                                    Industries, Inc.
                                           (machinery for mining
                                           and paper industries);
                                           formerly, Vice Chairman
                                           and Chief Financial
                                           Officer, Monsanto
                                           Company (agricultural,
                                           pharmaceutical and
                                           nutritional/food
                                           products); formerly,
                                           Vice President, Head of
                                           International
                                           Operations, FMC
                                           Corporation
                                           (manufacturer of
                                           machinery and chemicals)

Shirley D. Peterson        1995-present    Retired; formerly,          83                  Bethlehem Steel Corp.
(60)                                       President, Hood College;
Trustee                                    formerly, Partner,
                                           Steptoe & Johnson (law
                                           firm); formerly,
                                           Commissioner, Internal
                                           Revenue Service;
                                           formerly, Assistant
                                           Attorney General (Tax),
                                           U.S. Department of Justice



                                      149

                                                                       Number of
Name, Age and                                                          Funds/Portfolios
Position(s) Held           Length of       Principal Occupation(s)     in Fund Complex
with the Trust             Time Served*    During Past 5 Years         Overseen            Other Directorships Held
--------------             -----------     -------------------         --------            ------------------------

Fred B. Renwick            1988-present    Retired; Professor          83                  The Wartburg Foundation; The
(72)                                       Emeritus of Finance, New                        Investment Fund for Foundations;
Trustee                                    York University, Stern                          Chairman, Finance Committee of
                                           School of Business;                             Morehouse College Board of Trustees;
                                                                                           American Bible Society Investment
                                                                                           Committee; formerly, Director of
                                                                                           Board of Pensions, Evangelical
                                                                                           Lutheran Church in America; formerly,
                                                                                           member of the Investment Committee of
                                                                                           Atlanta University Board of Trustees


William P. Sommers         1979-present    Retired; formerly,          83                  PSI Inc. (engineering and testing
(69)                                       President and Chief                             firm); Evergreen Solar, Inc.;
Trustee                                    Executive Officer, SRI                          (develop/manufacture solar electric
                                           International (research                         system engines); H2Gen (manufacture
                                           and development);                               hydrogen generators) Zassi Medical
                                           formerly, Executive Vice                        Evolutions, Inc. (specialists in
                                           President, Iameter                              intellectual property opportunities
                                           (medical information and                        in medical device arena)
                                           educational service
                                           provider); formerly,
                                           Senior Vice President and
                                           Director, Booz, Allen &
                                           Hamilton Inc. (management
                                           consulting firm)



                                      150

                                                                       Number of
Name, Age and                                                          Funds/Portfolios
Position(s) Held           Length of       Principal Occupation(s)     in Fund Complex
with the Trust             Time Served*    During Past 5 Years         Overseen            Other Directorships Held
--------------             -----------     -------------------         --------            ------------------------

John G. Weithers           1993-present    Retired; formerly,          83                  Federal Life Insurance Company;
(68)                                       Chairman of the Board and                       Chairman of the Members of the
Trustee                                    Chief Executive Officer,                        Corporation and Trustee, DePaul
                                           Chicago Stock Exchange                          University; formerly, International
                                                                                           Federation of Stock Exchanges;
                                                                                           formerly, Records Management Systems

Interested Trustees**:

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Positions(s) Held     Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Fund             Time Served*    During Past 5 Years          Overseen      Held
---------------          ---------             ------------    -------------------          --------      ----

William F. Glavin, Jr.#  Trustee and           2001-present*** Managing Director of         83            Trustee, Crossroads
(43)                     President                             Deutsche Asset Management                  for Kids, Inc.
                                                                                                          (serves at-risk
                                                                                                          children)

Richard T. Hale##        Trustee, Chairman                     Managing Director of         220           Director, Deutsche
(57)                     and Vice President    2002-present    Deutsche Bank Securities                   Global Funds, Ltd.,
                                                               Inc. (formerly Deutsche                    CABEI Fund and North
                                                               Banc Alex. Brown Inc.) and                 American Income
                                                               Deutsche Asset Management                  Fund; formerly,
                                                               Americas; Director and                     Director, ISI Family
                                                               President, Investment                      of Funds (registered
                                                               Company Capital Corp.                      investment
                                                               (registered investment                     companies)
                                                               advisor) and Deutsche
                                                               Asset Management Mutual
                                                               Funds; Vice President,
                                                               Deutsche Asset Management,
                                                               Inc.

Officers for the Funds**

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Positions(s) Held     Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Fund             Time Served     During Past 5 Years          Overseen      Held
---------------          ---------             -----------     -------------------          --------      ----

William F.               Trustee and           2000-present*** Managing Director of         83            Trustee, Crossroads
Glavin, Jr.#             President                             Deutsche Asset Management                  for Kids, Inc.
(43)                                                                                                      (serves at-risk
                                                                                                          children)

Richard T. Hale##        Trustee, Chairman     2002-present    Managing Director of         220            Director, Deutsche
(57)                     and Vice President                    Deutsche Bank Securities                   Global Funds, Ltd.,
                                                               Inc. (formerly Deutsche                    CABEI Fund and North
                                                               Banc Alex. Brown Inc.) and                 American Income
                                                               Deutsche Asset Management                  Fund; formerly,
                                                               Americas; Director and                     Director, ISI Family
                                                               President, Investment                      of Funds (registered
                                                               Company Capital Corp.                      investment companies)
                                                               (registered investment
                                                               advisor) and Deutsche
                                                               Asset Management Mutual
                                                               Funds; Vice President,
                                                               Deutsche Asset Management,
                                                               Inc.

Philip J. Collora# (56)  Vice President and    1990-present    Senior Vice President of     Not           None
                         Assistant Secretary                   Deutsche Asset Management    Applicable

John Millette+           Secretary             1999-present    Vice President of Deutsche   Not           None
(39)                                                           Asset Management             Applicable




                                      152

Daniel O. Hirsch##       Vice President and    2002-present    Managing Director of         Not           None
(48)                     Assistant Secretary                   Deutsche Asset Management;   Applicable
                                                               formerly, Principal, BT
                                                               Alex. Brown Incorporated,
                                                               (Deutsche Banc Alex. Brown
                                                               Inc.); formerly, Assistant
                                                               General Counsel, United
                                                               States Securities and
                                                               Exchange Commission


Caroline Pearson+        Assistant Secretary   1998-present    Managing Director of         Not           None
(40)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, Associate,
                                                               Dechert (law firm)

Gary L. French+          Treasurer             2002-present    Managing Director of         Not           None
(51)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, President of UAM
                                                               Fund Services, Inc.

John R. Hebble+          Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(44)                                                           Deutsche Asset Management    Applicable

Thomas Lally+            Assistant Treasurer   2001-present    Senior Vice President of     Not           None
(34)                                                           Deutsche Asset Management    Applicable

Brenda Lyons+            Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(40)                                                           Deutsche Asset Management    Applicable




                                      153

Philip Condon+           Vice President        2001-present    Managing Director of         Not           None
(51)                                                           Deutsche Asset Management    Applicable

* Length of time served represents the date that each Trustee was first elected to the Chicago Board. This common board of directors/trustees oversees a number of investment companies, including the Trust, overseen by the Advisor.

** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

*** Mr. Glavin first became a Trustee of the Trust in 2001 and an officer of the Trust in 2000.

+        Address: Two International Place, Boston, Massachusetts

#        Address: 222 South Riverside Plaza, Chicago, Illinois

##       Address: One South Street, Baltimore, Maryland

Trustees' and Officers' Role with Scudder Distributors, Inc.

William F. Glavin, Jr.:    Vice President and Director
Caroline Pearson:          Secretary
Philip J. Collora:         Assistant Secretary

Trustees' Responsibilities. The officers of each Fund manage its day-to-day operations under the direction of its Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each Fund. A majority of the Fund's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees.  Each Fund's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 4 meetings during the calendar year 2001.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 3 meetings during the calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Funds.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chairman) and

Richard T. Hale. Alternate members are Lewis A. Burnham, Donald L. Dunaway, John
G. Weithers, and William F. Glavin, Jr. The Valuation Committee for California Tax-Free Income Series held 3 meetings during the calendar year 2001 and Scudder Florida Tax-Free Income Series and Scudder New York Tax-Free Income Series did not have any meetings during the calendar year 2001.

Operations Committee: This Committee oversees the operations of the Funds, such as reviewing a Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 4 meetings during the calendar year 2001.

Fixed-Income Oversight Committee: This Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are William P. Sommers (Chairman), Donald L. Dunaway, James R. Edgar and Paul K. Freeman. The Fixed-Income Oversight Committee held 5 meetings during the calendar year 2001.

Remuneration.

Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund

The Non-interested Trustees receive from each Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by DeAM which may have different fee schedules. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Governor Edgar have elected to defer at least a portion of their fees.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the most recent calendar year.

                                                                Pension or Retirement
                                  Compensation from Scudder      Benefits Accrued as       Total Compensation
Name of Trustees                State Tax-Free Income Series*   Part of Fund Expenses    Paid to Trustees (4)(5)
----------------                -----------------------------   ---------------------    -----------------------

John W. Ballantine                        $7,527                         $0                      $183,980
Lewis A. Burnham                          $6,928                         $0                      $169,290
Donald L. Dunaway(1)                      $7,322                         $0                      $181,430
James R. Edgar(2)**                       $4,650                         $0                      $200,660
Paul K. Freeman***                        $0                             $0                      $23,500
Robert B. Hoffman                         $6,533                         $0                      $159,880
Shirley D. Peterson(3)                    $7,507                         $0                      $189,830


                                      155

                                                                Pension or Retirement
                                  Compensation from Scudder      Benefits Accrued as       Total Compensation
Name of Trustees                State Tax-Free Income Series*   Part of Fund Expenses    Paid to Trustees (4)(5)
----------------                -----------------------------   ---------------------    -----------------------

Fred B. Renwick**                         $5,170                         $0                      $214,990
William P. Sommers                        $7,404                         $0                      $183,300
John G. Weithers**                        $5,024                         $0                      $206,000

* Scudder State Tax-Free Income Series consists of three funds: Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund.

**       Newly elected Trustee effective July 2001.

***      Newly elected Trustee, effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Funds to Mr. Dunaway are $25,082.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Funds to Governor Edgar are $2,665.

(3) Includes $18,960 in annual retainer fees for Ms. Peterson's role as Lead Trustee.

(4) For each Trustee, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 83 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the board of 1 Trust comprised of 11 funds. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 97 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Trustee, excluding Mr. Freeman who was not a Trustee of the Trust or the Chicago Board at the time of the sale. These meeting fees were borne by the Advisor.

Trustee Fund Ownership.

Under each Fund's Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years a Non-interested Trustees will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee's personal investment needs. Each Interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that best fit his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of each Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2001.

Scudder California Tax-Free Income Fund

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen by
                                         Dollar Range of                        the Trustees in Scudder
Name of Trustees                         Equity Securities in Scudder           and Deutsche Bank
----------------                         California Tax-Free Fund               Families of Funds
                                         ------------------------               -----------------
John W. Ballantine                       None                                   Over $100,000
Lewis A. Burnham                         None                                   Over $100,000
Donald L. Dunaway                        $1 - $10,000                           Over $100,000
James R. Edgar                           None                                   $50,001 - $100,000
Paul K. Freeman                          None                                   None
William F. Glavin, Jr.                   None                                   Over $100,000
Richard T. Hale                          None                                   Over $100,000
Robert B. Hoffman                        None                                   Over $100,000
Shirley D. Peterson                      None                                   Over $100,000
Fred B. Renwick                          None                                   Over $100,000
William P. Sommers                       None                                   Over $100,000
John G. Weithers                         None                                   Over $100,000


* The dollar range of shares shown includes share equivalents of Scudder funds in which Governor Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

To the best of California Tax-Free Fund's knowledge as of June 28, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of June 28, 2002, 6,790,556 shares in the aggregate, or 7.21% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 6,716,856 shares in the aggregate, or 7.13% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of BHC Securities Inc., for the benefit of customers, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 5,806,431 shares in the aggregate, or 6.16% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of First Clearing Corp., for the benefit of customers, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 7,193,872 shares in the aggregate, or 7.63% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of Dean, Witter, Reynolds, Inc., for the benefit of customers, 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 195,267 shares in the aggregate, or 5.03% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 616,216 shares in the aggregate, or 15.89% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of BHC Securities Inc., for the benefit of customers, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 242,597 shares in the aggregate, or 6.25% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Dean, Witter, Reynolds, Inc., for the benefit of customers, 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 457,594 shares in the aggregate, or 11.80% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 282,584 shares in the aggregate, or 7.28% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, Inc., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 49,347 shares in the aggregate, or 6.06% of the outstanding shares of Scudder California-Tax-Free Income Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Helena Hale Living Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 50,078 shares in the aggregate, or 6.15% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of First Clearing Corp., for the benefit of customers, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 299,527 shares in the aggregate, or 36.81% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Wedbush Morgan Securities, for the benefit of customers, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 60,562 shares in the aggregate, or 7.44% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

To the best of the Trust's knowledge as of June 28, 2002, all Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of any class of California Fund.

Scudder Florida Tax-Free Income Fund

                                                                                Aggregate Dollar Range of Equity
                                         Dollar Range of                        Securities in All Funds Overseen by
                                         Equity Securities in Scudder Florida   Scudder and Deutsche Bank
Name of Trustees                         Tax-Free Fund                          Families of Funds
----------------                         -------------                          -----------------
John W. Ballantine                       None                                   Over $100,000
Lewis A. Burnham                         None                                   Over $100,000
Donald L. Dunaway                        $1 - $10,000                           Over $100,000
James R. Edgar                           None                                   $50,001 - $100,000
Paul K. Freeman                          None                                   None
William F. Glavin, Jr.                   None                                   Over $100,000
Richard T. Hale                          None                                   Over $100,000
Robert B. Hoffman                        None                                   Over $100,000
Shirley D. Peterson                      None                                   Over $100,000
Fred B. Renwick                          None                                   Over $100,000
William P. Sommers                       Over $100,000                          Over $100,000
John G. Weithers                         None                                   Over $100,000


* The dollar range of shares shown includes share equivalents of Scudder funds in which Governor Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

To the best of Florida Tax-Free Fund's knowledge as of June 28, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of June 28, 2002, 386,628 shares in the aggregate, or 6.00% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 509,762 shares in the aggregate, or 7.91% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 487,019 shares in the aggregate, or 7.56% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of Deutsche Investment Management Americas Inc., , 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 26,072 shares in the aggregate, or 5.15% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 29,626 shares in the aggregate, or 5.85% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 44,105 shares in the aggregate, or 8.71% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, Inc., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 53,105 shares in the aggregate, or 10.49% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 52,488 shares in the aggregate, or 10.37% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of BNY Clearing Services LLC, for the benefit of customers, 111 E. Kilbourn Avenue, Milwaukee, WI 53202 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 53,885 shares in the aggregate, or 11.04% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Legg Mason Wood Walker, Inc., for the benefit of customers, P.O. Box 1476, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 19,957 shares in the aggregate, or 23.44% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 5,471 shares in the aggregate, or 6.42% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., for the benefit Claude and Anita Ruggian Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 5,237 shares in the aggregate, or 6.15% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 13,778 shares in the aggregate, or 16.18% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, Inc., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 7,153 shares in the aggregate, or 8.40% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of BHC Securities Inc., for the benefit of customers, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 5,766 shares in the aggregate, or 6.77% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., for the benefit Joann Stone, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 5,500 shares in the aggregate, or 6.46% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Deutsche Investment Management Americas Inc., John Oty, Trustee, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 7,661 shares in the aggregate, or 9.00% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

To the best of the Trust's knowledge, as of June 28, 2002, all Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of any class of Florida Fund.

Scudder New York Tax-Free Income Fund

                                                                                Aggregate Dollar Range of Equity
                                         Dollar Range of                        Securities in All Funds Overseen by
                                         Equity Securities in Scudder           Scudder and Deutsche Bank
Name of Trustees                         New York Tax-Free Fund                 Families of Funds
----------------                         ----------------------                 -----------------
John W. Ballantine                       None                                   Over $100,000
Lewis A. Burnham                         None                                   Over $100,000
Donald L. Dunaway                        $1 - $10,000                           Over $100,000
James R. Edgar                           None                                   $50,001 - $100,000
Paul K. Freeman                          None                                   None
William F. Glavin, Jr.                   None                                   Over $100,000
Richard T. Hale                          None                                   Over $100,000
Robert B. Hoffman                        None                                   Over $100,000
Shirley D. Peterson                      None                                   Over $100,000
Fred B. Renwick                          None                                   Over $100,000
William P. Sommers                       None                                   Over $100,000
John G. Weithers                         None                                   Over $100,000


* The dollar range of shares shown includes share equivalents of Scudder funds in which Governor Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

To the best of New York Tax-Free Fund's knowledge as of June 28, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of June 28, 2002, 2,261,676 shares in the aggregate, or 13.77% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class A were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 143,583 shares in the aggregate, or 13.01% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 168,074 shares in the aggregate, or 15.24% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 43,631 shares in the aggregate, or 9.69% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 31,473 shares in the aggregate, or 6.99% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of Salomon Smith Barney, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 75,309 shares in the aggregate, or 16.72% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of Wexford Clearing Services Corp., for the benefit of customers, 25 Eastland Drive, Glen Cove, NY 11542 who may be deemed to be the beneficial owner of certain of these shares.

As of June 28, 2002, 73,357 shares in the aggregate, or 16.29% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of PaineWebber, for the benefit of customers, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

To the best of the Trust's knowledge, as of June 28, 2002, all Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of any class of New York Fund.

                               TRUST ORGANIZATION

Organizational Description

The Scudder State Tax-Free Income Series (the "State Trust") was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization, succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27,

1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund." The predecessor to the New York Fund, also named "Kemper New York
Tax-Free Income Fund," was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York
Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each series of the State Trust is an open-end, non-diversified fund. On June 18, 2001, the State Trust changed its name from Kemper State Tax-Free Income Series to Scudder State Tax-Free Income Series.

The Scudder Massachusetts Tax-Free Fund is a non-diversified series of Scudder State Tax Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended from time to time. Such Declaration of Trust was amended and restated on December 8, 1987.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C are offered. Class S is offered to only California Fund, Massachusetts Fund, and New York Fund and Class AARP is offered to only Massachusetts Fund.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund, and Scudder Massachusetts Tax Free Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Massachusetts Fund: Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

California Fund, Florida Fund and New York Fund: Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause
(i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

This Statement of Additional Information contains the information of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund, and Scudder New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments with each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection and are hereby deemed to be a part of this combined Statement of Additional Information.

Other Information

The CUSIP numbers for each class of California Fund are:

Class A:      811-204106

Class B:      811-204502

Class C:      811-204601

California Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of Florida Fund are:

Class A:      811-204-205

Class B:      811-204809

Class C:      811-204882

Florida Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of New York Fund are:

Class A:      811-204403

Class B:      811-204858

Class C:      811-204841

New York Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of Massachusetts Fund are:

Class A:      811-184803

Class B:      811-184886

Class C:      811-184878

Massachusetts Fund has a fiscal year ending March 31.


                              FINANCIAL STATEMENTS

California Fund, Florida Fund and New York Fund

The financial statements, including the portfolio of investments of California Fund, Florida Fund and New York Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to Shareholders of the Fund dated August 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Massachusetts Fund

The financial statements, including the portfolio investments of Massachusetts Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated March 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

                             Ratings of Investments

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                            PART C. OTHER INFORMATION

   Item 23        Exhibits
   -------        --------

                    (a)           (1)       Amended and Restated Declaration of Trust dated as of December 8, 1987.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (2)       Amended Establishment and Designation of Series of Beneficial Interest, $.01
                                            Par Value.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (3)       Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value.
                                            (Incorporated by reference to Post-Effective Amendment No. 31 to the
                                            Registration Statement.)

                                  (4)       Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, Class A, B and C with respect to Scudder Massachusetts
                                            Tax Free Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.)

                    (b)           (1)       By-laws of the Registrant dated May 25, 1983.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (2)       Amendment to By-laws dated December 10, 1991.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (3)       Amendment to By-laws dated February 7, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.)

                                  (4)       Amendment to By-laws dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.)

                    (c)                     Inapplicable.

                    (d)           (1)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            New York Tax Free Fund, and Scudder Kemper Investments, Inc. dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                Part C - Page 1

                                  (2)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            New York Tax Free Money Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (3)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Ohio Tax Free Fund, and Scudder Kemper Investments, Inc. dated September 7,
                                            1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (4)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Pennsylvania Tax Free Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (5)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Massachusetts Tax Free Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (6)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Massachusetts Limited Term Tax Free Fund, and Scudder Kemper Investments,
                                            Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (7)       Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Massachusetts Tax Free Fund, and Scudder Kemper
                                            Investments, Inc., dated July 31, 2000.
                                            (Filed herein.)

                                  (8)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Massachusetts Tax Free Fund, and Deutsche Investment Management Americas
                                            Inc., dated April 5, 2002.
                                            (Filed herein.)

                    (e)           (1)       Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                                  (2)       Underwriting Agreement between the Registrant and Scudder Investors
                                            Services, Inc., dated May 8, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                                Part C - Page 2

                                  (3)       Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated November 13, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                                  (4)       Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc., dated April 5, 2002.
                                            (Filed herein.)

                                  (5)       Underwriting and Distribution Services Agreement between the Registrant and
                                            Scudder Distributors, Inc. dated April 5, 2002.
                                            (Filed herein.)

                    (f)                     Inapplicable.

                    (g)           (1)       Custodian Agreement between the Registrant and State Street Bank and Trust
                                            Company dated June 14, 1983.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (2)       Fee Schedule for Exhibit (g)(1).
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (3)       Amendment dated April 16, 1986 to the Custodian Agreement between the
                                            Registrant and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (4)       Amendment dated August 9, 1988 to the Custodian Agreement between the
                                            Registrant and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (5)       Amendment dated December 11, 1990 to the Custodian Contract between the
                                            Registrant and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (6)       Amendment dated February 8, 1999 to the Custodian Contract between the
                                            Registrant and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 31 to the
                                            Registration Statement.)

                                  (7)       Subcustodian Agreement between State Street Bank and Trust Company and
                                            Morgan Guaranty Trust Company of New York dated November 25, 1985.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                Part C - Page 3

                                  (8)       Subcustodian Agreement between Irving Trust Company and State Street Bank and Trust Company dated November 30, 1987.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (9)       Subcustodian Agreement between Chemical Bank and State Street Bank and Trust
                                            Company dated October 6, 1988.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (10)      Subcustodian Agreement between Security Pacific National Trust Company (New
                                            York) and State Street Bank and Trust Company dated February 18, 1988.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                    (h)           (1)       Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation dated October 2, 1989.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (2)       Fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (3)       Agency Agreement with fee schedule between the Registrant and Kemper Service
                                            Company, dated November 13, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                                  (4)       Fund Accounting Services Agreement between the Registrant (on behalf of
                                            Scudder Massachusetts Limited Term Tax Free Fund) and Scudder Fund
                                            Accounting Corporation dated February 15, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement.)

                                  (5)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Massachusetts Tax Free Fund, and Scudder Fund Accounting Corporation
                                            dated November 14, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                  (6)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder New York Tax Free Fund, and Scudder Fund Accounting Corporation
                                            dated December 7, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                Part C - Page 4

                                  (7)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder New York Tax Free Money Fund, and Scudder Fund Accounting
                                            Corporation dated September 22, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                  (8)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Massachusetts Tax Free Fund, and Scudder Fund Accounting Corporation
                                            dated November 14, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                  (9)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Ohio Tax Free Fund, and Scudder Fund Accounting Corporation dated
                                            November 21, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                  (10)      Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Pennsylvania Tax Free Fund, and Scudder Fund Accounting Corporation
                                            dated November 16, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 to the
                                            Registration Statement.)

                                  (11)      Administrative Services Agreement between the Registrant, on behalf of
                                            Scudder New York Tax Free Fund and Scudder Massachusetts Tax Free Fund and
                                            Scudder Kemper Investments Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 32 to the
                                            Registration Statement.)

                                  (12)      Amended and Restated Administrative Services Agreement between the
                                            Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                                  (13)      Shareholder Services Agreement between the Registrant and Kemper
                                            Distributors, Inc., dated December 29, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                                  (14)      Shareholder Services Agreement between the Registrant and Scudder
                                            Distributors, Inc., dated April 5, 2002.
                                            (Filed herein).

                    (i)                     Opinion and Consent of Legal Counsel.
                                            (Filed herein).

                    (j)                     Consent of Independent Accountants.
                                            (Filed herein).

                    (k)                     Inapplicable.



                                Part C - Page 5

                    (l)                     Inapplicable.

                    (m)           (1)       Rule 12b-1 Plans for Classes A, B and C between Scudder Massachusetts Tax
                                            Free Fund and Kemper Distributors, Inc. dated December 29, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                    (n)           (1)       Mutual Funds Multi-Distribution Plan pursuant to Rule 18f-3 on behalf of
                                            Scudder Massachusetts Tax Free Fund. (Incorporated by reference to
                                            Post-Effective Amendment No. 32 to the Registration Statement.)

                                  (2)       Mutual Funds Multi-Distribution Plan pursuant to Rule 18f-3 on behalf of
                                            Scudder New York Tax Free Fund. (Incorporated by reference to Post-Effective
                                            Amendment No. 32 to the Registration Statement.)

                                  (3)       Amended and Restated Plan with respect to the Registrant pursuant to Rule
                                            18f-3, dated December 29, 2000.
                                            (Incorporated by reference to Post Effective Amendment No. 34 to the
                                            Registration Statement.)

                    (o)                     Inapplicable.

                    (p)           (1)       Code of Ethics of Scudder Kemper Investments, Inc. and  Scudder Investor
                                            Services, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 31 to the
                                            Registration Statement.)

                                  (2)       Code of Ethics for Scudder State Tax Free Trust.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.)

                                  (3)       Amended Code of Ethics of Scudder Kemper Investments, Inc., Kemper
                                            Distributors, Inc. and Scudder Investor Services, Inc. dated December 15,
                                            2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (4)       Amended Codes of Ethics of Scudder Massachusetts Tax Free Fund and Scudder
                                            New York Tax Free Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (5)       Code of Ethics for Deutsche Asset Management dated May 2000, as revised July
                                            2001.
                                            (Filed herein.)

                                  (6)       Code of Ethics for Scudder Funds, as of April 5, 2002.
                                            (Filed herein.)




                                Part C - Page 6

Item 24           Persons Controlled by or under Common Control with Fund
-------           -------------------------------------------------------

                  None

Item 25           Indemnification
-------           ---------------

                  A policy of insurance covering Deutsche Investment Management Americas Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Deutsche Investment Management Americas Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1-4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1.  No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.  If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the
                  Trust, he shall not, on account thereof, be held to any personal liability.  The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more
                  Series of which the Shareholder who is entitled to indemnification or reimbursement was a
                  Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder.  The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a
                  Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2.  Non-Liability of Trustees, Etc.  No Trustee, officer, employee or agent of the
                  Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust)
                  except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3.  Mandatory Indemnification.
                  ------------  -------------------------

                  (a)      Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i)      every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a
                                    Trustee or officer and against amounts paid or incurred by him in the settlement thereof;



                                Part C - Page 7

                           (ii)     the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability"
                                    and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b)      No indemnification shall be provided hereunder to a Trustee or officer:

                           (i)      against any liability to the Trust, a Series thereof,  or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii)     with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii)    in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A)     by the court or other body approving the settlement or other disposition; or

                                    (B)     based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested
                                            Trustees acting on the matter (provided that a majority of the
                                            Disinterested Trustees then in office act on the matter) or (y)
                                            written opinion of independent legal counsel.

                  (c)      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the
                           Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d)      Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i)      such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii)     a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily



                                Part C - Page 8

                  available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested
                  Person" of the Trust (including anyone who has been exempted from being an "Interested Person"
                  by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26           Business or Other Connections of Investment Adviser
-------           ---------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities.  Such persons are not considered officers for the purpose of this Item 26.


Name                            Business and Other Connections of Board of Directors of Registrant's Advisory
----                            -----------------------------------------------------------------------------

  Dean Barr*                    Deutsche Investment Management Americas Inc., Director

  Deborah Flickinger**          Deutsche Investment Management Americas Inc., Director

  Thomas Hughes**               Deutsche Investment Management Americas Inc., Director
                                Scudder Investor Services, Inc., Director and Vice President

  William Shiebler**            Deutsche Investment Management Americas Inc., Director

  Philipp von Girsewald***      Deutsche Investment Management Americas Inc., Director


*             345 Park Avenue, New York, NY
**            280 Park Avenue, New York, NY
***           Taunusanlage 12, Frankfurt, Germany


Item 27           Principal Underwriters
-------           ----------------------

                  (a)

                  Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's Class S and AARP shares and also acts as principal underwriter for other shares of funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.


                                Part C - Page 9

Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Thomas F. Eggers              Chairman and Director
345 Park Avenue
New York, NY 10154

Thomas V. Bruns               President and Director
222 South Riverside Plaza
Chicago, IL  60606

William F. Glavin             Vice President and Director                 Director/Trustee
Two International Place
Boston, MA  02110-4103

James J. McGovern             Chief Financial Officer and Treasurer
345 Park Avenue
New York, NY  10054

Caroline Pearson              Secretary                                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack             Vice President and Chief                    Vice President
Two International Place       Compliance Officer
Boston, MA  02110-4103

Susan K. Crawshaw             Vice President
222 South Riverside Plaza
Chicago, IL  60606

Scott B. David                Vice President
Two International Place
Boston, MA  02110-4103

Robert Froelich               Vice President
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher          Vice President
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan            Vice President
Two International Place
Boston, MA  02110-4103

Michael E. Harrington         Vice President
222 South Riverside Plaza
Chicago, IL  60606

Dean Jackson                  Vice President
222 South Riverside Plaza
Chicago, IL  60606

                                Part C - Page 10

Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Terrance S. McBride           Vice President
222 South Riverside Plaza
Chicago, IL  60606

C. Perry Moore                Vice President
222 South Riverside Plaza
Chicago, IL  60606

Johnston A. Norris            Vice President
222 South Riverside Plaza
Chicago, IL  60606

Todd N. Gierke                Assistant Treasurer
222 South Riverside Plaza
Chicago, IL  60606

James E. Keating              Assistant Treasurer
345 Park Avenue
New York, NY  10054

Philip J. Collora             Assistant Secretary                         Vice President and Assistant Secretary
222 South Riverside Plaza
Chicago, IL  60606

Diane E. Ratekin              Assistant Secretary
222 South Riverside Plaza
Chicago, IL  60606


                  (c)      Not applicable


Item 28           Location of Accounts and Records
-------           --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29           Management Services
-------           -------------------

                  Inapplicable.

Item 30           Undertakings
-------           ------------

                  Inapplicable.



                                Part C - Page 11

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 26th of July, 2002.


                                       Scudder State Tax-Free Trust

                                       By:   /s/ John Millette
                                             -----------------------------------
                                             John Millette, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.* #                     Trustee                                      July 26, 2002


/s/ Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*#                       Trustee                                      July 26, 2002


/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler*#                          Trustee                                      July 26, 2002


/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*#                              Trustee                                      July 26, 2002


/s/ Jean Gleason Stromberg                  Trustee                                      July 26, 2002
--------------------------------------
Jean Gleason Stromberg*#


/s/ Jean C. Tempel                          Trustee                                      July 26, 2002
--------------------------------------
Jean C. Tempel*#


/s/ Richard T. Hale
--------------------------------------
Richard T. Hale*+                           Trustee                                      July 26, 2002


/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*+                             Trustee                                      July 26, 2002


/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*+                              Trustee                                      July 26, 2002

/s/ Gary French
--------------------------------------
Gary French                                 Treasurer (Principal Financial and           July 26, 2002
                                            Accounting Officer)

*By:     /s/ John Millette
         -----------------------------------
         John Millette, Secretary

# Attorney-in-fact pursuant to the powers of attorney incorporated by reference to Post-Effective Amendment No. 36 and Post-Effective Amendment No. 37 to the Registration Statement.

+        Attorney-in-fact pursuant to the powers of attorney filed herein.

                                POWER OF ATTORNEY
                                -----------------

                         Global/International Fund, Inc.
                                Investment Trust
                          Scudder Cash Investment Trust
                               Scudder Funds Trust
                              Scudder Income Trust
                        Scudder International Fund, Inc.
                           Scudder Money Market Trust
                             Scudder Municipal Trust
                           Scudder Mutual Funds, Inc.
                             Scudder Pathway Series
                             Scudder Portfolio Trust
                            Scudder Securities Trust
                          Scudder State Tax Free Trust
                           Scudder Tax Free Money Fund
                        Scudder U.S. Treasury Money Fund
                            Scudder Variable Series I
                               Value Equity Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                                          TITLE                      DATE
---------                                                          -----                      ----

/s/ Richard T. Hale                                          Director/Trustee                 April 24, 2002
---------------------------
Richard T. Hale

/s/ Louis E. Levy                                            Director/Trustee                 April 24, 2002
----------------------------------
Louis E. Levy

/s/ Carl W. Vogt                                             Director/Trustee                 April 24, 2002
----------------------------------
Carl W. Vogt

                                                               File No. 2-84021
                                                               File No. 811-3749


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 36
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 37

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          SCUDDER STATE TAX FREE TRUST

                          SCUDDER STATE TAX FREE TRUST


                                  EXHIBIT INDEX

                                 Exhibit (d)(7)
                                 Exhibit (d)(8)
                                 Exhibit (e)(4)
                                 Exhibit (e)(5)
                                 Exhibit (h)(14)
                                   Exhibit (i)
                                   Exhibit (j)
                                 Exhibit (p)(5)
                                 Exhibit (p)(6)



                                       2